UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08243

Direxion Funds
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 28th Floor New York , NY			10019
(Address of principal executive offices)			(Zip code)

1301 Avenue of the Americas (6th Ave.), 28th Floor New York , NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-851-0511

Date of fiscal year end:	August 31, 2020

Date of reporting period:	August 31, 2020

Item 1. Report to Stockholders.

DIREXION FUNDS

ANNUAL REPORT AUGUST 31, 2020

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

1.2X BULL FUND

Direxion Monthly High Yield Bull 1.2X Fund (DXHYX)

1.25X BULL FUND	1.25X BEAR FUND
Direxion Monthly NASDAQ-100® Bull 1.25X Fund (DXNLX)	Direxion Monthly NASDAQ-100® Bear 1.25X Fund (DXNSX)
1.35X BULL FUND	1.35X BEAR FUND
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund (DXLTX)	Direxion Monthly 25+ Year Treasury Bear 1.35X Fund (DXSTX)
2X BULL FUNDS	2X BEAR FUNDS
Direxion Monthly NASDAQ-100® Bull 2X Fund (DXQLX)
Direxion Monthly S&P 500® Bull 2X Fund (DXSLX)	Direxion Monthly S&P 500® Bear 2X Fund (DXSSX)
Direxion Monthly Small Cap Bull 2X Fund (DXRLX)	Direxion Monthly Small Cap Bear 2X Fund (DXRSX)
Direxion Monthly 7-10 Year Treasury Bull 2X Fund (DXKLX)	Direxion Monthly 7-10 Year Treasury Bear 2X Fund (DXKSX)
Direxion Monthly Emerging Markets Bull 2X Fund (DXELX)

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Table of Contents

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	10
Expense Example (Unaudited)	23
Allocation of Portfolio Holdings (Unaudited)	25
Schedules of Investments	26
Statements of Assets and Liabilities	39
Statements of Operations	43
Statements of Changes in Net Assets	47
Financial Highlights	54
Notes to the Financial Statements	56
Report of Independent Registered Public Accounting Firm	72
Supplemental Information (Unaudited)	74
Investment Advisory Agreement Approval (Unaudited)	75
Board Review of Liquidity Risk Management Program (Unaudited)	78
Trustees and Officers	79

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Letter to Shareholders (Unaudited)

Dear Shareholders,

This Annual Report for the Direxion Monthly Leveraged Mutual Funds (each a "Fund" and collectively the "Funds") covers the period from September 1, 2019 to August 31, 2020 (the "Annual Period").

Market Review:

The beginning of the Annual Period saw U.S. trade tariffs take effect on $300 billion of Chinese goods, while another 0.25% rate cut from the Federal Reserve proved underwhelming, without language supporting long-term monetary easing. Risk appetites returned in October, as uncertainty surrounding the potential for a U.S.-China trade deal waned, with progress made on a larger, long-term deal. The trade deal news also benefitted emerging markets, which saw a boost from a weaker U.S. Dollar and global central bank easing. As U.S. equity markets began to emerge from a relatively sideways trend, Asian & emerging market equities both benefitted from reduced geo-political tensions. The formal announcement of a "Phase One Trade Agreement" in December served to further bolster gains, both at home and abroad, through year-end for 2019. The advent of 2020 saw 'Coronavirus' added to the global vernacular. Emerging markets were the first to experience a significant impact from the initial outbreak, as they traded down in January, with domestic equities trading relatively flat for the month. During a period where U.S. economic growth was on stable footing with improving economic data, accommodative central bank policy and the fear of an imminent recession diminishing, the S&P 500 closed at a record high on February 19, 2020. Shortly thereafter, markets began to grasp that what began as a localized epidemic in China turned into a global pandemic producing economic shocks around the world. U.S. equities subsequently responding by trading into correction territory with record speed. By the end of February, comparisons to 2008 were abundant, as equity indexes posted their largest weekly losses since the Financial Crisis. March saw two rate cuts, and an announcement of quantitative easing from the Federal Reserve in an effort to bolster the market, as the U.S. Senate passed a $2 trillion stimulus package to help offset the effects of staggering job losses and markets that were selling off sharply. Those efforts were enough to spur a bit of optimism, as U.S. equity indexes closed the month off the lows. In April, as social distancing, work from home, and online meetings became the norm, equities began to rebound on hopes of the economy reopening. May saw the S&P 500 crest 3,000 – a major psychological threshold – as markets responded to positive news that coronavirus cases were stabilizing. Into June, the S&P 500 traded to levels nearing flat for the year on expectations the Federal Reserve would serve as a backstop, while the economy attempts to recover. China helped drive gains for emerging markets in June amid signs of post-shutdown economic growth. Into summer, and the end of the Annual Period, equity markets continued to rally on sanguine expectations for the reopening of the economy.

Following the Federal Reserve's 0.25% rate cut due to continued uncertainty surrounding global trade policy, U.S. Treasury yields fell in late September. Coupled with a further 0.25% rate cut in October, the Federal Reserve announced a program to purchase $60 billion of Treasury bills through June to inject much needed liquidity into the overnight repo market. US-China trade talks and strong U.S. labor market data fueled optimism in the general markets into mid-November. 2019 came to an end witnessing increasingly more accommodative central bank policies, as the concerns of a periodically inverted yield curve, global trade tensions and the impeachment of President Trump, continued to weigh on the prospects for global growth. Due to these concerns, the Federal Reserve opted to keep rates steady in its January meeting, while 10-year yields declined for the month, ending inverted when compared to the 3-month Treasury bill. Coronavirus concerns took root in February and March, with a market correction sending the 10-year yield plunging to an all-time low. The Federal Funds target benchmark attempted to match these levels, lowering to 0.25% from mid-March to Period-end. This created liquidity for stimulus packages that helped regain traction in equity markets, while fixed income remained flat-lined in recovery.

Factors Affecting Direxion Fund Performance:

Benchmark Performance: The calendar month performance of each Fund's underlying index, and the factors and market conditions implicitly affecting that index, are the primary factors driving Fund performance. Given the Funds' calendar month investment objective, the Funds' calendar month index returns are most important. The market conditions affecting the Funds' underlying indexes during the past year are described below.

DIREXION ANNUAL REPORT

Leverage: Each Fund seeks calendar month investment results (before fees and expenses) of either 120%, 125%, 135% or 200% (for the Bull Funds) or -125%, -135% or -200% (for the Bear Funds) of the performance of its respective underlying index. The use of leverage magnifies a Fund's gains or losses and increases the investment's risk and volatility.

Volatility and Compounding: A leveraged Fund's investment objective is to provide a multiple, or inverse multiple, of the calendar month returns of an underlying index. Over periods longer or shorter than a calendar month, a Fund should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding – a universal mathematical concept that applies to all leveraged investments – returns of the Funds over longer periods will differ from the Funds' calendar month stated investment objective. Periods of high-volatility lacking a clear trend hurt a Fund's performance, while trending low-volatility markets enhance a Fund's performance.

Cost of Financing: In order to attain leveraged exposure, a Bull Fund incurs a cost of LIBOR1 plus or minus a spread, and a Bear Fund receives LIBOR plus or minus a spread as applied to the borrowed portion of the Fund's exposure. Financing costs create a drag on a Bull Fund's performance. Because LIBOR is very low, a Bear Fund receives a negligible amount of financing, or in the case of hard-to-borrow shares, might pay to finance its short position.

Equity Dividends: A Bull Fund's performance is positively impacted by equity and index dividends, as the Funds receive those payments. A Bear Fund's performance is negatively impacted, as they are obligated to pay the dividends.

Fees, Expenses, and Transaction Costs: Fees and expenses are listed in each Fund's prospectus and may be larger than many traditional index funds' fees, causing a greater negative impact on Fund performance. Transactions costs are not included in the expense ratio of the Funds. Transaction costs can be higher due to a Fund's use of leverage, significant purchase and redemption activity by Fund shareholders; or trading securities that are comparatively less liquid.

Fund Operational Review:

The Funds are leveraged and seek to provide a calendar month return of 120%, 125%, 135%, 200%, -125%, -135% or -200% of the calendar month performance of a particular undelrying index. The term "calendar month" refers to the period from the close of the markets on the last business day of a given calendar month, until the close of the markets on the last business day of the subsequent calendar month. The Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than the target exposure to the underlying index, depending on the performance of the underlying index. If a Fund's shares are held through the end of a calendar month or months, the Fund's performance is likely to deviate from the multiple of the underlying index performance for the longer period. Similarly, the return for investors investing for periods less than a calendar month, or for a period different than the calendar month, will likely deviate from the multiple of the underlying index performance for such shorter periods. The Funds are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage risk, the consequences of seeking calendar month leveraged investment results, for a Bear Fund, understand the risks of shorting, and intend to actively monitor and manage their investments.

The Funds with the word "Bull" in their name attempt to provide investment results that correlate to 120%, 125%, 135% or 200% of the return of an underlying index, meaning the Bull Funds attempt to move in the same direction as the underlying index. The Funds with the word "Bear" in their name attempt to provide investment results that correlate to -125%, -135% or -200% of the return of an underlying index, meaning that Bear Funds attempt to move in the opposite or inverse direction of the underlying index.

In seeking to achieve each Fund's calendar month investment objective, Rafferty Asset Management ("Rafferty" or the "Adviser") uses statistical and quantitative analysis to determine each Fund's investments and the techniques to employ.

1  London Inter-Bank Offer Rate. The interest rate that the banks charge each other for loans (usually in Eurodollars). This rate is applicable to the short-term international interbank market, and applies to very large loans borrowed for anywhere from one day to five years.

DIREXION ANNUAL REPORT

Rafferty relies upon a pre-determined model to determine the appropriate repositioning of each Fund's investments in accordance with its calendar month investment objective. Using this analysis, Rafferty determines the type, quantity and mix of investment positions it believes in combination should produce calendar month returns consistent with a Fund's investment objective. In general, if a Fund is performing as designed, the return of the underling index will dictate the return for that Fund. Generally, each Fund pursues its investment objective regardless of market conditions and does not take defensive positions.

Each Fund has a clearly articulated goal which requires the Fund to seek economic exposure in excess of its net assets. Therefore, each Fund invests in some combination of financial instruments that provide economic exposure consistent with the Fund's investment objective. Financial instruments may include swap agreements, exchange-traded funds ("ETFs"), swaps on ETFs, futures contracts, forward contracts, reverse repurchase agreements, options, and other financial instruments. Each Fund invests significantly in swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.

Each Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect monthly correlations with underlying investments or a Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in, or shorting, securities. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.

Each Fund may use a combination of swaps on its respective underlying index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the underlying index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that a Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlationwith the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund's return.

The discussion below relates to the performance of the Funds for their respective period. The Funds seek to provide calendar month returns which are a multiple – positive or negative – of the calendar month performance of a particular underlying index. The performance of the Funds for their respective period is important for understanding whether these Funds meet their investment objectives. A Fund meeting its calendar month investment objective should have performance for the period similar to the performance indicated by models based on the calendar month returns of the relevant underlying index for the period. A brief comparison of the actual returns versus the expected returns for each of the Funds in this Annual Report follows.

Fund Performance Review:

The Direxion Monthly High Yield Bull 1.2X Fund seeks to provide 120% of the calendar month return of the Solactive High Yield Beta Index. The Solactive High Yield Beta Index is a rules-based, systematic strategy index that provides exposure to an equal-weighted portfolio of three high-yield ETFs. The allocation to each U.S. High Yield Corporate Bond ETF is adjusted on a monthly basis. The index is calculated and distributed by Solactive AG and is calculated and published in U.S. Dollars. For the Annual Period, the Solactive High Yield Beta Index returned 1.69%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Monthly High Yield Bull 1.2X Fund returned  -0.66%, while the model indicated an expected return of 1.79%.

DIREXION ANNUAL REPORT

The Direxion Monthly NASDAQ-100® Bull 1.25X Fund and the Direxion Monthly NASDAQ-100® Bear 1.25X Fund seek to provide 125% and -125% of the calendar month return of the NASDAQ-100® Index, respectively. The NASDAQ-100® Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market® based on market capitalization. All companies listed on the index have an average daily trading volume of at least 200,000 shares. For the Annual Period, the NASDAQ-100® Index returned 59.00%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. The Direxion Monthly NASDAQ-100® Bull 1.25X Fund returned 72.08%, while the model indicated an expected return of 76.94%. The Direxion Monthly NASDAQ-100® Bear 1.25X Fund returned -48.44%, while the model indicated an expected return of -48.95%.

The Direxion Monthly 25+ Year Treasury Bull 1.35X Fund and the Direxion Monthly 25+ Year Treasury Bear 1.35X Fund seek to provide 135% and -135% of the calendar month return of the ICE U.S. Treasury 25+ Year Bond Index, respectively. The ICE U.S. Treasury 25+ Year Bond Index is a market value weighted index that is designed to measure the performance of U.S. dollar-denominated, fixed-rate securities with minimum term to maturity greater than 25 years. Bonds eligible for inclusion must: be issued by the U.S. Treasury; have a minimum term to maturity of greater than 25 years; be denominated in U.S. Dollars; be an either callable or non-callable issue; and have a fixed, non-zero coupon. The index excludes zero-coupon STRIPS, inflation-linked note securities, floating-rate notes, cash management and treasury bills and any government agency debt that is issued with or without a government guarantee. For the Annual Period, the ICE U.S. Treasury 25+ Year Bond Index returned 13.27%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. The Direxion Monthly 25+ Year Treasury Bull 1.35X Fund returned 14.11%, while the model indicated an expected return of 16.80%. The Direxion Monthly 25+ Year Treasury Bear 1.35X Fund returned -17.23%, while the model indicated an expected return of -18.13%.

The Direxion Monthly NASDAQ-100® Bull 2X Fund seeks to provide 200% of the calendar month return of the NASDAQ-100® Index. The NASDAQ-100® Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market® based on market capitalization. All companies listed on the index have an average daily trading volume of at least 200,000 shares. For the Annual Period, the NASDAQ-100® Index returned 59.00%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Fund. The Direxion Monthly NASDAQ-100® Bull 2X Fund returned 130.64%, while the model indicated an expected return of 139.06%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Monthly S&P 500® Bull 2X Fund and the Direxion Monthly S&P 500® Bear 2X Fund seek to provide 200% and -200% of the calendar month return of the S&P 500® Index, respectively. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted, market capitalization-weighted index. For the Annual Period, the S&P 500® Index returned 21.94%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. The Direxion Monthly S&P 500® Bull 2X Fund returned 36.00%, while the model indicated an expected return of 40.90%. The Direxion Monthly S&P 500® Bear 2X Fund returned -41.58%, while the model indicated an expected return of -42.76%.

The Direxion Monthly Small Cap Bull 2X Fund and the Direxion Monthly Small Cap Bear 2X Fund seek to provide 200% and -200% of the calendar month return of the Russell 2000® Index, respectively. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Annual Period, the Russell 2000® Index returned 6.02%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Monthly Small Cap Bull 2X Fund returned -3.35%, while the model indicated an expected return of 0.06%. The Direxion Monthly Small Cap Bear 2X Fund returned -30.03%, while the model indicated an expected return of -31.19%.

DIREXION ANNUAL REPORT

The Direxion Monthly 7-10 Year Treasury Bull 2X Fund and the Direxion Monthly 7-10 Year Treasury Bear 2X Fund seek to provide 200% and -200% of the calendar month return of the ICE U.S. Treasury 7-10 Year Bond Index, respectively. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. Dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation-linked securities, floating-rate notes, cash management and Treasury bills, and any government agency debt that is issued with or without a government guarantee. For Annual Period, the ICE U.S. Treasury 7-10 Year Bond Index returned 8.58%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. The Direxion Monthly 7-10 Year Treasury Bull 2X Fund returned 12.49%, while the model indicated an expected return of 17.14%. The Direxion Monthly 7-10 Year Treasury Bear 2X Fund returned -14.07%, while the model indicated an expected return of -15.95%.

The Direxion Monthly Emerging Markets Bull 2X Fund seeks to provide 200% of the calendar month return of the MSCI Emerging Markets IndexSM. The MSCI Emerging Market IndexSM is a free float-adjusted market capitalization weighted index that is designed to represent the performance of large- and mid-capitalization securities across emerging markets countries. For the Annual Period, the MSCI Emerging Markets IndexSM returned 14.49%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Fund. The Direxion Monthly Emerging Markets Bull 2X Fund returned 18.22%, while the model indicated an expected return of 21.48%.

Market Volatility Affecting Index and Fund Performance:

Chief drivers of volatility for the Annual Period include a protracted US-China trade spat, Presidential Impeachment, Federal Reserve monetary policy, Covid-19 and fiscal stimulus programs from the U.S. Senate. Volatility saw a brief spike, as Speaker Nancy Pelosi announced in late September she was launching a formal impeachment inquiry of President Donald Trump, relating to an allegation he pushed the Ukraine's government to investigate Joseph Biden, and in doing so, withheld aid to the country. Equity markets rallied in mid-October on positive news relating to US-China trade relations, with volatility levels sliding accordingly. Amid a continued melt-up supported by a dovish Federal Reserve, a healthy global economy, and positive developments on the US-China trade front, the VIX Index closed at a record low of 11.54 on November 26, 2019. The first confirmed case of Coronavirus in the United States occurred on January 21, 2020. In short order, the W.H.O. declared a global health emergency, President Trump restricted travel from China, and the first coronavirus death was reported in the Philippines. It wasn't until the newly named Covid-19 virus began making its way through Europe that the VIX Index began to surge. With the President declaring a national emergency on March 13, and the United States becoming the global leader in new infections later that month, the VIX Index closed at a record high of 82.69 on March 16, 2020, while the S&P 500 marked an YTD 2020 low on March 23. A $2 trillion stimulus bill helped stabilize markets after it was signed into law on March 27, 2020, in an attempt to address the economic crisis along with the public health emergency. As hope emerged that some of the lockdowns would begin coming to an end in parts of Europe and the U.S., equity markets began to rebound and volatility. The volatility of each index used as a benchmark for the Funds is below:

Benchmark	One-Year Return Period Ended August 31, 2020	Annualized Volatility
Solactive High Yield Beta Index	1.69%	15.98%
NASDAQ-100® Index	59.00%	33.98%
ICE U.S. Treasury 25+ Year Bond Index	13.27%	21.11%
S&P 500® Index	21.94%	33.45%
Russell 2000® Index	6.02%	41.62%

DIREXION ANNUAL REPORT

Benchmark	One-Year Return Period Ended August 31, 2020	Annualized Volatility
ICE U.S. Treasury 7-10 Year Bond Index	8.58%	7.36%
MSCI Emerging Markets IndexSM	14.49%	33.76%

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Regards,

Patrick Rudnick
Principal Executive Officer
Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call toll-free, 800.851.0511, or visit www.direxion.com.

An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 800.851.0511 or visit www.direxion.com. The prospectus should be read carefully before investing.

Investing in the Direxion Funds may be more volatile than investing in broadly diversifed funds. The use of leverage by a Fund increases the risk to the Fund. The Direxion Funds are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking monthly leveraged, or monthly inverse leveraged, investment results and intend to actively monitor and manage their investment. The Direxion Funds are not designed to track their respective underlying indices over a period of time longer than one calendar month.

An investment in each Fund involves risk, including the possible loss of principal. Each Fund is non-diversifed and includes risks associated with concentration which results from a Fund's investment in a particular industry, sector, or geographic region, which can result in increased volatility. The use of derivatives such as futures contracts and swaps are subject to market risks that may cause their price to fluctuate over time. Each Fund does not attempt to, and should not be expected to, provide returns which are a multiple, or inverse multiple, of the return of its underlying index for periods other than a full calendar month. For other risks including correlation, compounding, market volatility and specific risks regarding each sector, please read the prospectus. An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment.

Distributed by: Rafferty Capital Markets, LLC

DIREXION ANNUAL REPORT

Direxion Monthly High Yield Bull 1.2X Fund

Performance Summary (Unaudited)

February 17, 20161 - August 31, 2020

Investment Objective: Seeks monthly investment results, before fees and expenses, of 120% of the price performance of the Solactive High Yield Beta Index.

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Monthly High Yield Bull 1.2X Fund	(0.66)%	1.83%	6.84%
Solactive High Yield Beta Index	1.69%	3.39%	7.41%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 120% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Solactive High Yield Beta Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Investment Companies	80.0%
Swap Contracts	40.0%
Total Exposure	120.0%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2020.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 1.25X Fund

Performance Summary (Unaudited)

March 31, 20161 - August 31, 2020

Investment Objective: Seeks monthly investment results, before fees and expenses, of 125% of the price performance of the NASDAQ-100® Index.

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	72.08%	31.17%	30.31%
NASDAQ-100® Index	59.00%	27.77%	26.60%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 125% exposure to the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made at the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the NASDAQ-100® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Investment Companies	0.2%
Swap Contracts	124.8%
Total Exposure	125.0%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2020.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bear 1.25X Fund

Performance Summary (Unaudited)

March 31, 20161 - August 31, 2020

Investment Objective: Seeks monthly investment results, before fees and expenses, of 125% of the inverse of the price performance of the NASDAQ-100® Index.

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	(48.44)%	(29.08)%	(27.89)%
NASDAQ-100® Index	59.00%	27.77%	26.60%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than -125% exposure to the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made at the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the NASDAQ-100® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	(124.4)%
Total Exposure	(124.4)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2020.

DIREXION ANNUAL REPORT

Direxion Monthly 25+ Year Treasury Bull 1.35X Fund

Performance Summary (Unaudited)

November 2, 20151 - August 31, 2020

Investment Objective: Seeks monthly investment results, before fees and expenses, of 135% of the price performance of the ICE U.S. Treasury 25+ Year Bond Index.

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	14.11%	11.72%	8.84%
ICE U.S. Treasury 25+ Year Bond Index	13.27%	11.55%	9.13%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 135% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the ICE U.S. Treasury 25+ Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	136.7%
Total Exposure	136.7%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2020.

DIREXION ANNUAL REPORT

Direxion Monthly 25+ Year Treasury Bear 1.35X Fund

Performance Summary (Unaudited)

November 2, 20151 - August 31, 2020

Investment Objective: Seeks monthly investment results, before fees and expenses, of 135% of the inverse of the price performance of the ICE U.S. Treasury 25+ Year Bond Index.

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	(17.23)%	(14.89)%	(12.44)%
ICE U.S. Treasury 25+ Year Bond Index	13.27%	11.55%	9.13%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -135% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the ICE U.S. Treasury 25+ Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	(135.0)%
Total Exposure	(135.0)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2020.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 2X Fund

Performance Summary (Unaudited)

September 1, 2010 - August 31, 2020

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the NASDAQ-100® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly NASDAQ-100® Bull 2X Fund	130.64%	50.24%	44.66%	42.17%
NASDAQ-100® Index	59.00%	27.77%	24.54%	22.63%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the NASDAQ-100® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Investment Companies	9.6%
Swap Contracts	190.5%
Total Exposure	200.1%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2020.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bull 2X Fund

Performance Summary (Unaudited)

September 1, 2010 - August 31, 2020

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the S&P 500® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly S&P 500® Bull 2X Fund	36.00%	21.60%	23.26%	26.09%
S&P 500® Index	21.94%	14.52%	14.46%	15.16%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the S&P 500® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fee. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Investment Companies	7.9%
Swap Contracts	192.2%
Total Exposure	200.1%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2020.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bear 2X Fund

Performance Summary (Unaudited)

September 1, 2010 - August 31, 2020

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the inverse of the price performance of the S&P 500® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly S&P 500® Bear 2X Fund	(41.58)%	(28.09)%	(27.32)%	(28.83)%
S&P 500® Index	21.94%	14.52%	14.46%	15.16%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the S&P 500® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fee. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	(200.1)%
Total Exposure	(200.1)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2020.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bull 2X Fund

Performance Summary (Unaudited)

September 1, 2010 - August 31, 2020

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the Russell 2000® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly Small Cap Bull 2X Fund	(3.35)%	(0.53)%	7.03%	17.06%
Russell 2000® Index	6.02%	5.03%	7.65%	11.53%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Investment Companies	7.2%
Swap Contracts	192.9%
Total Exposure	200.1%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2020.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bear 2X Fund

Performance Summary (Unaudited)

September 1, 2010 - August 31, 2020

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the inverse of the price performance of the Russell 2000® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly Small Cap Bear 2X Fund	(30.03)%	(19.77)%	(22.71)%	(28.47)%
Russell 2000® Index	6.02%	5.03%	7.65%	11.53%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	(200.2)%
Total Exposure	(200.2)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2020.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bull 2X Fund

Performance Summary (Unaudited)

September 1, 2010 - August 31, 2020

Investment Objective: The Direxion Monthly 7-10 Year Treasury Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month performance of the ICE U.S. Treasury 7-10 Year Bond Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	12.49%	8.40%	5.95%	5.01%
ICE U.S. Treasury 7-10 Year Bond Index	8.58%	6.18%	4.77%	4.22%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Investment Companies	24.5%
Swap Contracts	175.5%
Total Exposure	200.0%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2020.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bear 2X Fund

Performance Summary (Unaudited)

September 1, 2010 - August 31, 2020

Investment Objective: The Direxion Monthly 7-10 Year Treasury Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse of the calendar month performance of the ICE U.S. Treasury 7-10 Year Bond Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	(14.07)%	(9.63)%	(8.72)%	(9.68)%
ICE U.S. Treasury 7-10 Year Bond Index	8.58%	6.18%	4.77%	4.22%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	200.0%
Total Exposure	200.0%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2020.

DIREXION ANNUAL REPORT

Direxion Monthly Emerging Markets Bull 2X Fund

Performance Summary (Unaudited)

September 1, 2010 - August 31, 2020

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the MSCI Emerging Markets Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly Emerging Markets Bull 2X Fund	18.22%	(3.54)%	9.29%	(1.33)%
MSCI Emerging Markets IndexSM	14.49%	2.83%	8.66%	3.76%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Investment Companies	9.5%
Swap Contracts	190.5%
Total Exposure	200.0%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2020.

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

August 31, 2020

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (March 1, 2020 – August 31, 2020).

Actual expenses

The first line under each Fund in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

August 31, 2020

	Annualized Expense Ratio	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period*
Direxion Monthly High Yield Bull 1.2X Fund
Based on actual fund return	1.35%	$1,000.00	$997.30	$6.78
Based on hypothetical 5% return	1.35%	1,000.00	1,018.35	6.85
Direxion Monthly NASDAQ-100® Bull 1.25X Fund
Based on actual fund return	1.19%	1,000.00	1,543.00	7.61
Based on hypothetical 5% return	1.19%	1,000.00	1,019.15	6.04
Direxion Monthly NASDAQ-100® Bear 1.25X Fund
Based on actual fund return	1.21%	1,000.00	583.90	4.82
Based on hypothetical 5% return	1.21%	1,000.00	1,019.05	6.14
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund
Based on actual fund return	1.10%	1,000.00	1,058.30	5.69
Based on hypothetical 5% return	1.10%	1,000.00	1,019.61	5.58
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund
Based on actual fund return	1.10%	1,000.00	913.30	5.29
Based on hypothetical 5% return	1.10%	1,000.00	1,019.61	5.58
Direxion Monthly NASDAQ-100® Bull 2X Fund
Based on actual fund return	1.37%	1,000.00	1,947.20	10.15
Based on hypothetical 5% return	1.37%	1,000.00	1,018.25	6.95
Direxion Monthly S&P 500® Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	1,351.00	7.98
Based on hypothetical 5% return	1.35%	1,000.00	1,018.35	6.85
Direxion Monthly S&P 500® Bear 2X Fund
Based on actual fund return	1.36%	1,000.00	611.10	5.51
Based on hypothetical 5% return	1.36%	1,000.00	1,018.30	6.90
Direxion Monthly Small Cap Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	1,011.10	6.82
Based on hypothetical 5% return	1.35%	1,000.00	1,018.35	6.85
Direxion Monthly Small Cap Bear 2X Fund
Based on actual fund return	1.37%	1,000.00	702.00	5.86
Based on hypothetical 5% return	1.37%	1,000.00	1,018.25	6.95
Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	1,068.50	7.02
Based on hypothetical 5% return	1.35%	1,000.00	1,018.35	6.85
Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Based on actual fund return	1.35%	1,000.00	913.90	6.49
Based on hypothetical 5% return	1.35%	1,000.00	1,018.35	6.85
Direxion Monthly Emerging Markets Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	1,155.80	7.32
Based on hypothetical 5% return	1.35%	1,000.00	1,018.35	6.85

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of March 1, 2020 to August 31, 2020), then divided by 366.

DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings (Unaudited)

August 31, 2020

	Cash*	Investment Companies	Swaps	Total
Direxion Monthly High Yield Bull 1.2X Fund	20%	80%	0%**	100%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	94%	0%**	6%	100%
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	82%	—	18%	100%
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	103%	—	(3)%	100%
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	99%	—	1%	100%
Direxion Monthly NASDAQ-100® Bull 2X Fund	47%	10%	43%	100%
Direxion Monthly S&P 500® Bull 2X Fund	91%	8%	1%	100%
Direxion Monthly S&P 500® Bear 2X Fund	101%	—	(1)%	100%
Direxion Monthly Small Cap Bull 2X Fund	91%	7%	2%	100%
Direxion Monthly Small Cap Bear 2X Fund	99%	—	1%	100%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	76%	24%	0%**	100%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	99%	—	1%	100%
Direxion Monthly Emerging Markets Bull 2X Fund	90%	10%	0%**	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION ANNUAL REPORT

Direxion Monthly High Yield Bull 1.2X Fund

Schedule of Investments

August 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 80.0%
348,527	iShares iBoxx $ High Yield Corporate Bond ETF (a)	$29,635,251
280,239	SPDR® Barclays High Yield Bond ETF (a)	29,635,274
	TOTAL INVESTMENT COMPANIES (Cost $57,876,075)	$59,270,525
SHORT TERM INVESTMENTS - 5.0%
Money Market Funds - 5.0%
3,700,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.05% (b)(c)	$3,700,000
	TOTAL SHORT TERM INVESTMENTS (Cost $3,700,000)	$3,700,000
	TOTAL INVESTMENTS (Cost $61,576,075) - 85.0%	$62,970,525
	Other Assets in Excess of Liabilities - 15.0%	11,129,937
	TOTAL NET ASSETS - 100.0%	$74,100,462

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,700,000.

Long Total Return Swap Contracts

August 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of PIMCO 0-5 Year High Yield Corporate Bond Index ETF	1.2709% representing 1 month LIBOR rate + spread	Credit Suisse International	12/17/2020	312,312	$29,535,585	$95,267

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 1.25X Fund

Schedule of Investments

August 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 0.2%
90	Invesco QQQ Trust Series 1 (a)	$26,539
	TOTAL INVESTMENT COMPANIES (Cost $17,146)	$26,539
SHORT TERM INVESTMENTS - 11.6%
Money Market Funds - 11.6%
1,650,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.05% (b)(c)	$1,650,000
	TOTAL SHORT TERM INVESTMENTS (Cost $1,650,000)	$1,650,000
	TOTAL INVESTMENTS (Cost $1,667,146) - 11.8%	$1,676,539
	Other Assets in Excess of Liabilities - 88.2%	12,504,341
	TOTAL NET ASSETS - 100.0%	$14,180,880

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,650,000.

Long Total Return Swap Contracts

August 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of NASDAQ-100® Index	0.6209% representing 1 month LIBOR rate + spread	Credit Suisse International	12/10/2020	1,427	$16,377,751	$902,970
Total return of NASDAQ-100® Index	0.5056% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	10/26/2021	34	411,846	—
					$16,789,597	$902,970

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bear 1.25X Fund

Schedule of Investments

August 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 46.6%
Money Market Funds - 46.6%
122,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.05% (a)(b)	$122,000
	TOTAL SHORT TERM INVESTMENTS (Cost $122,000)	$122,000
	TOTAL INVESTMENTS (Cost $122,000) - 46.6%	$122,000
	Other Assets in Excess of Liabilities - 53.4%	139,777
	TOTAL NET ASSETS - 100.0%	$261,777

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $122,000.

Short Total Return Swap Contracts

August 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.2709% representing 1 month LIBOR rate + spread	Total return of NASDAQ-100® Index	Bank of America Merrill Lynch	12/8/2020	19	$183,557	$(46,769)
1.1209% representing 1 month LIBOR rate + spread	Total return of NASDAQ-100® Index	Credit Suisse International	12/18/2020	323	94,274	(957)
					$277,831	$(47,726)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly 25+ Year Treasury Bull 1.35X Fund

Schedule of Investments

August 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 22.9%
Money Market Funds - 22.9%
1,800,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.05% (a)(b)	$1,800,000
	TOTAL SHORT TERM INVESTMENTS (Cost $1,800,000)	$1,800,000
	TOTAL INVESTMENTS (Cost $1,800,000) - 22.9%	$1,800,000
	Other Assets in Excess of Liabilities - 77.1%	6,049,271
	TOTAL NET ASSETS - 100.0%	$7,849,271

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,800,000.

Long Total Return Swap Contracts

August 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of ICE U.S. Treasury 25+ Year Bond Index	0.3209% representing 1 month LIBOR rate + spread	Credit Suisse International	12/10/2020	77,995	$10,980,472	$(249,992)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly 25+ Year Treasury Bear 1.35X Fund

Schedule of Investments

August 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 18.7%
Money Market Funds - 18.7%
390,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.05% (a)(b)	$390,000
	TOTAL SHORT TERM INVESTMENTS (Cost $390,000)	$390,000
	TOTAL INVESTMENTS (Cost $390,000) - 18.7%	$390,000
	Other Assets in Excess of Liabilities - 81.3%	1,698,481
	TOTAL NET ASSETS - 100.0%	$2,088,481

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $390,000.

Short Total Return Swap Contracts

August 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
0.1409% representing 1 month LIBOR rate + spread	Total return of ICE U.S. Treasury 25+ Year Bond Index	Credit Suisse International	12/11/2020	20,491	$2,837,522	$18,088

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 2X Fund

Schedule of Investments

August 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 9.6%
138,900	Invesco QQQ Trust Series 1 (a)	$40,958,832
	TOTAL INVESTMENT COMPANIES (Cost $25,357,445)	$40,958,832
SHORT TERM INVESTMENTS - 20.5%
Money Market Funds - 20.5%
87,544,199	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.05% (b)(c)	$87,544,199
	TOTAL SHORT TERM INVESTMENTS (Cost $87,544,199)	$87,544,199
	TOTAL INVESTMENTS (Cost $112,901,644) - 30.1%	$128,503,031
	Other Assets in Excess of Liabilities - 69.9%	299,069,457
	TOTAL NET ASSETS - 100.0%	$427,572,488

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $87,544,199.

Long Total Return Swap Contracts

August 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of NASDAQ-100® Index	0.5209% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	36,461	$288,943,106	$153,072,862
Total return of NASDAQ-100® Index	0.5709% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/10/2020	12,819	153,372,576	1,874,192
Total return of NASDAQ-100® Index	0.6209% representing 1 month LIBOR rate + spread	Credit Suisse International	12/10/2020	17,941	189,736,243	27,617,138
					$632,051,925	$182,564,192

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bull 2X Fund

Schedule of Investments

August 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 7.9%
21,000	iShares Core S&P 500 ETF (a)	$7,366,170
	TOTAL INVESTMENT COMPANIES (Cost $6,011,109)	$7,366,170
SHORT TERM INVESTMENTS - 18.2%
Money Market Funds - 18.2%
17,020,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.05% (b)(c)	$17,020,000
	TOTAL SHORT TERM INVESTMENTS (Cost $17,020,000)	$17,020,000
	TOTAL INVESTMENTS (Cost $23,031,109) - 26.1%	$24,386,170
	Other Assets in Excess of Liabilities - 73.9%	69,033,163
	TOTAL NET ASSETS - 100.0%	$93,419,333

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $17,020,000.

Long Total Return Swap Contracts

August 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	0.5203% representing 1 month LIBOR rate + spread	Credit Suisse International	12/10/2020	51,276	$178,446,945	$1,070,543

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bear 2X Fund

Schedule of Investments

August 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 25.3%
Money Market Funds - 25.3%
2,470,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.05% (a)(b)	$2,470,000
	TOTAL SHORT TERM INVESTMENTS (Cost $2,470,000)	$2,470,000
	TOTAL INVESTMENTS (Cost $2,470,000) - 25.3%	$2,470,000
	Other Assets in Excess of Liabilities - 74.7%	7,297,873
	TOTAL NET ASSETS - 100.0%	$9,767,873

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,470,000.

Short Total Return Swap Contracts

August 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
0.29025% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Credit Suisse International	12/10/2020	5,582	$19,418,534	$(126,266)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bull 2X Fund

Schedule of Investments

August 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 7.3%
6,500	iShares Russell 2000 ETF (a)	$1,010,295
	TOTAL INVESTMENT COMPANIES (Cost $959,243)	$1,010,295
SHORT TERM INVESTMENTS - 19.6%
Money Market Funds - 19.6%
2,740,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.05% (b)(c)	$2,740,000
	TOTAL SHORT TERM INVESTMENTS (Cost $2,740,000)	$2,740,000
	TOTAL INVESTMENTS (Cost $3,699,243) - 26.9%	$3,750,295
	Other Assets in Excess of Liabilities - 73.1%	10,211,479
	TOTAL NET ASSETS - 100.0%	$13,961,774

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,740,000.

Long Total Return Swap Contracts

August 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Russell 2000® Index	0.2509% representing 1 month LIBOR rate + spread	Credit Suisse International	12/10/2020	17,233	$27,244,696	$(310,596)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bear 2X Fund

Schedule of Investments

August 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 26.5%
Money Market Funds - 26.5%
1,150,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.05% (a)(b)	$1,150,000
	TOTAL SHORT TERM INVESTMENTS (Cost $1,150,000)	$1,150,000
	TOTAL INVESTMENTS (Cost $1,150,000) - 26.5%	$1,150,000
	Other Assets in Excess of Liabilities - 73.5%	3,197,243
	TOTAL NET ASSETS - 100.0%	$4,347,243

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,150,000.

Short Total Return Swap Contracts

August 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
0.0409% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Credit Suisse International	12/10/2020	5,567	$8,766,688	$62,656

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bull 2X Fund

Schedule of Investments

August 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 24.5%
100,000	iShares 7-10 Year Treasury Bond ETF (a)	$12,151,000
	TOTAL INVESTMENT COMPANIES (Cost $11,298,400)	$12,151,000
SHORT TERM INVESTMENTS - 40.3%
Money Market Funds - 40.3%
20,030,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.05% (b)(c)	$20,030,000
	TOTAL SHORT TERM INVESTMENTS (Cost $20,030,000)	$20,030,000
	TOTAL INVESTMENTS (Cost $31,328,400) - 64.8%	$32,181,000
	Other Assets in Excess of Liabilities - 35.2%	17,463,979
	TOTAL NET ASSETS - 100.0%	$49,644,979

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $20,030,000.

Long Total Return Swap Contracts

August 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares 7-10 Year Treasury Bond ETF	0.4833% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	9/15/2021	717,213	$87,333,342	$(200,187)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bear 2X Fund

Schedule of Investments

August 31, 2020

Shares		Fair Value
SHORT TERM INVESTMENTS - 30.7%
Money Market Funds - 30.7%
410,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.05% (a)(b)	$410,000
	TOTAL SHORT TERM INVESTMENTS (Cost $410,000)	$410,000
	TOTAL INVESTMENTS (Cost $410,000) - 30.7%	$410,000
	Other Assets in Excess of Liabilities - 69.3%	927,429
	TOTAL NET ASSETS - 100.0%	$1,337,429

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2020.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $410,000.

Short Total Return Swap Contracts

August 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
0.1209% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Credit Suisse International	12/17/2020	22,014	$2,685,040	$9,521

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly Emerging Markets Bull 2X Fund

Schedule of Investments

August 31, 2020

Shares		Fair Value
INVESTMENT COMPANIES - 9.5%
12,000	iShares MSCI Emerging Markets ETF (a)	$534,480
	TOTAL INVESTMENT COMPANIES (Cost $468,108)	$534,480
SHORT TERM INVESTMENTS - 40.9%
Money Market Funds - 40.9%
2,300,000	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 0.05% (b)(c)	$2,300,000
	TOTAL SHORT TERM INVESTMENTS (Cost $2,300,000)	$2,300,000
	TOTAL INVESTMENTS (Cost $2,768,108) - 50.4%	$2,834,480
	Other Assets in Excess of Liabilities - 49.6%	2,786,602
	TOTAL NET ASSETS - 100.0%	$5,621,082

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2020.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,300,000.

Long Total Return Swap Contracts

August 31, 2020

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares MSCI Emerging Markets ETF	0.0809% representing 1 month LIBOR rate + spread	Credit Suisse International	12/10/2020	240,483	$10,693,666	$16,966

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2020

	Direxion Monthly High Yield Bull 1.2X Fund	Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Direxion Monthly NASDAQ-100® Bear 1.25X Fund
Assets:
Investments, at fair value (Note 2)	$62,970,525	$1,676,539	$122,000
Cash equivalents	8,837,993	12,486,219	194,093
Receivable for Fund shares sold	12,836,099	10,623	—
Due from Adviser, net (Note 4)	—	—	2,550
Unrealized appreciation on swap contracts	95,267	902,970	—
Dividends and interest receivable	657	1,134	305
Prepaid expenses and other assets	13,642	10,261	11,602
Total Assets	84,754,183	15,087,746	330,550
Liabilities:
Payable for Fund shares redeemed	26,066	19,883	—
Investment securities purchased	10,466,887	—	—
Due to broker for swap contracts	—	—	19,711
Deposits from broker for swap contracts	—	850,000	—
Unrealized depreciation on swap contracts	—	—	47,726
Due to Adviser, net (Note 4)	89,399	16,591	—
Accrued distribution expenses	13,500	5,478	64
Accrued expenses and other liabilities	57,869	14,914	1,272
Total Liabilities	10,653,721	906,866	68,773
Net Assets	$74,100,462	$14,180,880	$261,777
Net Assets Consist of:
Capital stock	$96,259,810	$15,205,082	$3,720,732
Total distributable earnings (loss)	(22,159,348)	(1,024,202)	(3,458,955)
Net Assets	$74,100,462	$14,180,880	$261,777
Calculation of Net Asset Value Per Share:
Net assets	$74,100,462	$14,180,880	$261,777
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	3,642,226	269,625	59,734
Net asset value, redemption price and offering price per share	$20.3448	$52.5948	$4.3824
Cost of Investments	$61,576,075	$1,667,146	$122,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2020

	Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	Direxion Monthly NASDAQ-100® Bull 2X Fund
Assets:
Investments, at fair value (Note 2)	$1,800,000	$390,000	$128,503,031
Cash equivalents	6,328,017	1,669,639	286,653,328
Receivable for Fund shares sold	78,436	—	6,823,310
Due from Adviser, net (Note 4)	10,795	14,127	—
Unrealized appreciation on swap contracts	—	18,088	182,564,192
Dividends and interest receivable	337	61	13,849
Prepaid expenses and other assets	8,317	6,546	46,632
Total Assets	8,225,902	2,098,461	604,604,342
Liabilities:
Payable for Fund shares redeemed	106,221	—	3,186,181
Due to broker for swap contracts	5,665	—	—
Deposits from broker for swap contracts	—	—	173,210,000
Unrealized depreciation on swap contracts	249,992	—	—
Due to Adviser, net (Note 4)	—	—	331,844
Accrued distribution expenses	1,610	296	74,395
Accrued expenses and other liabilities	13,143	9,684	229,434
Total Liabilities	376,631	9,980	177,031,854
Net Assets	$7,849,271	$2,088,481	$427,572,488
Net Assets Consist of:
Capital stock	$8,984,646	$10,527,198	$236,257,627
Total distributable earnings (loss)	(1,135,375)	(8,438,717)	191,314,861
Net Assets	$7,849,271	$2,088,481	$427,572,488
Calculation of Net Asset Value Per Share:
Net assets	$7,849,271	$2,088,481	$427,572,488
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	273,097	203,501	7,460,795
Net asset value, redemption price and offering price per share	$28.7417	$10.2628	$57.3092
Cost of Investments	$1,800,000	$390,000	$112,901,644

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2020

	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund
Assets:
Investments, at fair value (Note 2)	$24,386,170	$2,470,000	$3,750,295	$1,150,000
Cash equivalents	68,490,128	7,396,388	9,984,885	3,129,803
Receivable for Fund shares sold	1,969,604	41,409	541,362	9,875
Due from Adviser, net (Note 4)	—	2,126	—	—
Due from broker for swap contracts	—	—	—	14,137
Unrealized appreciation on swap contracts	1,070,543	—	—	62,656
Dividends and interest receivable	3,700	545	542	224
Prepaid expenses and other assets	26,226	26,194	21,319	7,824
Total Assets	95,946,371	9,936,662	14,298,403	4,374,519
Liabilities:
Payable for Fund shares redeemed	2,063,084	2,271	467	17,267
Due to broker for swap contracts	—	30,244	—	—
Deposits from broker for swap contracts	300,000	—	—	—
Unrealized depreciation on swap contracts	—	126,266	310,596	—
Due to Adviser, net (Note 4)	91,213	—	13,513	2,253
Accrued distribution expenses	19,344	2,204	2,795	977
Accrued expenses and other liabilities	53,397	7,804	9,258	6,779
Total Liabilities	2,527,038	168,789	336,629	27,276
Net Assets	$93,419,333	$9,767,873	$13,961,774	$4,347,243
Net Assets Consist of:
Capital stock	$89,204,670	$64,887,780	$21,563,657	$50,061,128
Total distributable earnings (loss)	4,214,663	(55,119,907)	(7,601,883)	(45,713,885)
Net Assets	$93,419,333	$9,767,873	$13,961,774	$4,347,243
Calculation of Net Asset Value Per Share:
Net assets	$93,419,333	$9,767,873	$13,961,774	$4,347,243
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	2,524,670	1,574,223	245,373	463,906
Net asset value, redemption price and offering price per share	$37.0026	$6.2049	$56.9002	$9.3710
Cost of Investments	$23,031,109	$2,470,000	$3,699,243	$1,150,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2020

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund
Assets:
Investments, at fair value (Note 2)	$32,181,000	$410,000	$2,834,480
Cash equivalents	22,719,967	911,651	2,861,071
Receivable for Fund shares sold	457,525	12	17,221
Due from Adviser, net (Note 4)	—	5,572	318
Unrealized appreciation on swap contracts	—	9,521	16,966
Dividends and interest receivable	1,940	65	203
Prepaid expenses and other assets	8,092	11,008	4,380
Total Assets	55,368,524	1,347,829	5,734,639
Liabilities:
Payable for Fund shares redeemed	5,391,558	—	106,269
Due to broker for swap contracts	17,321	—	—
Unrealized depreciation on swap contracts	200,187	—	—
Due to Adviser, net (Note 4)	58,307	—	—
Accrued distribution expenses	11,711	305	1,071
Accrued expenses and other liabilities	44,461	10,095	6,217
Total Liabilities	5,723,545	10,400	113,557
Net Assets	$49,644,979	$1,337,429	$5,621,082
Net Assets Consist of:
Capital stock	$48,175,946	$22,147,575	$52,572,894
Total distributable earnings (loss)	1,469,033	(20,810,146)	(46,951,812)
Net Assets	$49,644,979	$1,337,429	$5,621,082
Calculation of Net Asset Value Per Share:
Net assets	$49,644,979	$1,337,429	$5,621,082
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	1,178,005	64,758	118,019
Net asset value, redemption price and offering price per share	$42.1433	$20.6527	$47.6286
Cost of Investments	$31,328,400	$410,000	$2,768,108

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2020

	Direxion Monthly High Yield Bull 1.2X Fund	Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Direxion Monthly NASDAQ-100® Bear 1.25X Fund
Investment Income:
Dividend income	$2,681,811	$304	$—
Interest income	211,300	132,392	11,815
Total investment income	2,893,111	132,696	11,815
Expenses:
Investment advisory fees (Note 4)	506,901	109,177	14,301
Distribution expenses (Note 4)	168,967	36,393	4,767
Accounting fees	72,716	15,689	2,090
Professional fees	50,621	18,749	11,152
State registration fees	36,385	28,096	21,557
Report to shareholders	20,940	4,510	595
Trustees' fees	19,649	4,232	557
Management service fees (Note 4)	17,192	3,697	488
Administration fees	10,417	2,212	314
Insurance fees	6,657	1,434	189
Licensing fees	6,617	8,734	1,144
Miscellaneous expense	4,363	814	1,242
Interest expense	602	1,891	230
Other	9,423	2,030	268
Excise taxes	—	5,920	869
Total expenses	931,450	243,578	59,763
Recoupment of expenses to Adviser (Note 4)	40,476	—	—
Less: Reimbursement of expenses from Adviser (Note 4)	(58,903)	(68,362)	(36,734)
Net expenses	913,023	175,216	23,029
Net investment income (loss)	1,980,088	(42,520)	(11,214)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	(1,291,624)	(25,863)	—
Swap contracts	(1,020,507)	9,912,996	(910,007)
	(2,312,131)	9,887,133	(910,007)
Change in net unrealized appreciation (depreciation) on:
Investments	(757,122)	9,393	—
Swap contracts	158,753	801,454	(41,792)
	(598,369)	810,847	(41,792)
Net realized and unrealized gain (loss)	(2,910,500)	10,697,980	(951,799)
Net increase (decrease) in net assets resulting from operations	$(930,412)	$10,655,460	$(963,013)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2020

	Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	Direxion Monthly NASDAQ-100® Bull 2X Fund
Investment Income:
Dividend income	$—	$—	$594,386
Interest income	64,507	14,957	1,148,746
Total investment income	64,507	14,957	1,743,132
Expenses:
Investment advisory fees (Note 4)	65,467	13,589	1,904,167
State registration fees	33,125	24,922	52,522
Distribution expenses (Note 4)	21,822	4,530	634,722
Licensing fees	21,776	21,776	101,165
Professional fees	15,234	11,099	162,591
Accounting fees	9,498	1,958	273,669
Miscellaneous expense	4,713	26	34,110
Report to shareholders	2,713	573	78,661
Trustees' fees	2,531	531	73,813
Management service fees (Note 4)	2,232	461	64,578
Administration fees	1,424	286	39,059
Insurance fees	860	178	25,007
Interest expense	272	8	118,985
Other	1,220	258	35,398
Total expenses	182,887	80,195	3,598,447
Recoupment of expenses to Adviser (Note 4)	—	6	75,097
Less: Reimbursement of expenses from Adviser (Note 4)	(86,596)	(60,263)	(127,057)
Net expenses	96,291	19,938	3,546,487
Net investment loss	(31,784)	(4,981)	(1,803,355)
Realized and unrealized gain (loss) on investments:
Net realized gain on:
Investments	—	—	1,461,633
Futures contracts	600,131	—	—
Swap contracts	1,410,161	598,836	40,268,682
	2,010,292	598,836	41,730,315
Change in net unrealized appreciation (depreciation) on:
Investments	—	—	14,619,187
Swap contracts	(259,242)	17,446	172,768,005
	(259,242)	17,446	187,387,192
Net realized and unrealized gain	1,751,050	616,282	229,117,507
Net increase in net assets resulting from operations	$1,719,266	$611,301	$227,314,152

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2020

	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund
Investment Income:
Dividend income	$393,207	$—	$64,789	$—
Interest income	468,799	100,679	94,770	74,097
Total investment income	862,006	100,679	159,559	74,097
Expenses:
Investment advisory fees (Note 4)	555,860	83,388	103,149	58,287
Distribution expenses (Note 4)	185,286	27,796	34,383	19,429
Accounting fees	79,829	12,044	14,826	8,445
Professional fees	54,507	16,747	18,308	14,709
State registration fees	50,000	28,162	25,505	31,729
Report to shareholders	22,963	3,445	4,261	2,445
Trustees' fees	21,554	3,261	4,016	2,277
Management service fees (Note 4)	18,828	2,833	3,499	1,982
Licensing fees	15,069	15,001	9,627	5,440
Interest expense	13,021	648	3,743	1,337
Administration fees	11,422	1,738	2,124	1,241
Miscellaneous expense	8,343	2,425	1,022	1,079
Insurance fees	7,300	1,169	1,352	765
Other	10,333	1,580	1,943	1,099
Total expenses	1,054,315	200,237	227,758	150,264
Recoupment of expenses to Adviser (Note 4)	23,809	—	1,503	2,058
Less: Reimbursement of expenses from Adviser (Note 4)	(65,756)	(49,489)	(39,849)	(46,068)
Net expenses	1,012,368	150,748	189,412	106,254
Net investment loss	(150,362)	(50,069)	(29,853)	(32,157)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	(4,686,871)	—	(796,183)	—
Swap contracts	16,970,205	(7,727,261)	615,720	(2,109,854)
	12,283,334	(7,727,261)	(180,463)	(2,109,854)
Change in net unrealized appreciation on:
Investments	1,170,658	—	49,382	—
Swap contracts	3,689,636	517,968	771,116	363,029
	4,860,294	517,968	820,498	363,029
Net realized and unrealized gain (loss)	17,143,628	(7,209,293)	640,035	(1,746,825)
Net increase (decrease) in net assets resulting from operations	$16,993,266	$(7,259,362)	$610,182	$(1,778,982)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2020

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund
Investment Income:
Dividend income	$164,741	$—	$70,582
Interest income	215,249	19,077	33,202
Total investment income	379,990	19,077	103,784
Expenses:
Investment advisory fees (Note 4)	335,714	13,165	38,623
Distribution expenses (Note 4)	111,905	4,388	12,874
Accounting fees	48,448	1,909	5,544
State registration fees	39,386	21,342	21,809
Professional fees	36,902	11,062	13,078
Licensing fees	21,807	21,776	20,001
Report to shareholders	13,868	552	1,607
Trustees' fees	13,014	513	1,495
Miscellaneous expense	11,719	257	325
Management service fees (Note 4)	11,403	447	1,310
Administration fees	6,975	277	807
Insurance fees	4,409	190	480
Interest expense	2,445	—	761
Other	6,241	248	722
Total expenses	664,236	76,126	119,436
Recoupment of expenses to Adviser (Note 4)	21,575	—	—
Less: Reimbursement of expenses from Adviser (Note 4)	(79,080)	(52,430)	(49,152)
Net expenses	606,731	23,696	70,284
Net investment income (loss)	(226,741)	(4,619)	33,500
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	(110,330)	—	(464,108)
Swap contracts	3,589,158	(314,646)	(749,467)
	3,478,828	(314,646)	(1,213,575)
Change in net unrealized appreciation (depreciation) on:
Investments	852,906	—	42,752
Swap contracts	(922,414)	77,121	252,957
	(69,508)	77,121	295,709
Net realized and unrealized gain (loss)	3,409,320	(237,525)	(917,866)
Net increase (decrease) in net assets resulting from operations	$3,182,579	$(242,144)	$(884,366)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly High Yield Bull 1.2X Fund		Direxion Monthly NASDAQ-100® Bull 1.25X Fund
	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2020	Year Ended August 31, 2019
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$1,980,088	$4,935,715	$(42,520)	$219,055
Net realized gain (loss)	(2,312,131)	(4,690,070)	9,887,133	(3,695,786)
Change in net unrealized appreciation (depreciation)	(598,369)	(1,820,823)	810,847	66,935
Net increase (decrease) in net assets resulting from operations	(930,412)	(1,575,178)	10,655,460	(3,409,796)
Distributions to shareholders:
Net distributions to shareholders	(1,980,088)	(4,948,397)	(55,690)	(40,701)
Return of capital	(29,902)	(334,125)	—	—
Total distributions	(2,009,990)	(5,282,522)	(55,690)	(40,701)
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(58,005,093)	(163,446,996)	(13,732,438)	18,468,624
Total increase (decrease) in net assets	(60,945,495)	(170,304,696)	(3,132,668)	15,018,127
Net assets:
Beginning of year	135,045,957	305,350,653	17,313,548	2,295,421
End of year	$74,100,462	$135,045,957	$14,180,880	$17,313,548

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly High Yield Bull 1.2X Fund
	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Value	Shares	Value
Shares sold	68,456,182	$1,445,442,469	99,404,322	$2,198,583,058
Shares issued in reinvestment of distributions	86,554	1,833,506	220,508	4,874,496
Shares redeemed	(71,035,226)	(1,505,281,068)	(106,474,736)	(2,366,904,550)
Net decrease	(2,492,490)	$(58,005,093)	(6,849,906)	$(163,446,996)
	Direxion Monthly NASDAQ-100® Bull 1.25X Fund
	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Value	Shares	Value
Shares sold	8,184,837	$303,418,691	14,175,977	$443,447,259
Shares issued in reinvestment of distributions	1,534	55,690	1,446	40,701
Shares redeemed	(8,449,883)	(317,206,819)	(13,713,523)	(425,019,336)
Net increase (decrease)	(263,512)	$(13,732,438)	463,900	$18,468,624

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly NASDAQ-100® Bear 1.25X Fund		Direxion Monthly 25+ Year Treasury Bull 1.35X Fund
	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2020	Year Ended August 31, 2019
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$(11,214)	$29,190	$(31,784)	$184,372
Net realized gain (loss)	(910,007)	(1,905,142)	2,010,292	2,721,280
Change in net unrealized appreciation (depreciation)	(41,792)	36	(259,242)	(31,294)
Net increase (decrease) in net assets resulting from operations	(963,013)	(1,875,916)	1,719,266	2,874,358
Distributions to shareholders:
Net distributions to shareholders	(7,586)	—	(184,372)	(66,770)
Total distributions	(7,586)	—	(184,372)	(66,770)
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	1,043,073	1,765,141	1,391,577	(2,780,254)
Total increase (decrease) in net assets	72,474	(110,775)	2,926,471	27,334
Net assets:
Beginning of year	189,303	300,078	4,922,800	4,895,466
End of year	$261,777	$189,303	$7,849,271	$4,922,800

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly NASDAQ-100® Bear 1.25X Fund
	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Value	Shares	Value
Shares sold	3,580,684	$26,187,862	5,653,409	$64,361,771
Shares issued in reinvestment of distributions	1,010	7,586	—	—
Shares redeemed	(3,542,668)	(25,152,375)	(5,664,123)	(62,596,630)
Net increase (decrease)	39,026	$1,043,073	(10,714)	$1,765,141
	Direxion Monthly 25+ Year Treasury Bull 1.35X Fund
	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Value	Shares	Value
Shares sold	9,033,783	$247,128,805	63,142,560	$1,255,482,219
Shares issued in reinvestment of distributions	8,079	184,372	3,447	66,770
Shares redeemed	(8,955,880)	(245,921,600)	(63,202,925)	(1,258,329,243)
Net increase (decrease)	85,982	$1,391,577	(56,918)	$(2,780,254)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly 25+ Year Treasury Bear 1.35X Fund		Direxion Monthly NASDAQ-100® Bull 2X Fund
	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2020	Year Ended August 31, 2019
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$(4,981)	$78,803	$(1,803,355)	$1,126,144
Net realized gain (loss)	598,836	(2,634,670)	41,730,315	22,064,899
Change in net unrealized appreciation (depreciation)	17,446	(1,617)	187,387,192	(50,396,150)
Net increase (decrease) in net assets resulting from operations	611,301	(2,557,484)	227,314,152	(27,205,107)
Distributions to shareholders:
Net distributions to shareholders	(78,803)	—	(1,418,006)	(18,412,106)
Total distributions	(78,803)	—	(1,418,006)	(18,412,106)
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	1,432,839	2,446,730	20,144,775	(63,434,993)
Total increase (decrease) in net assets	1,965,337	(110,754)	246,040,921	(109,052,206)
Net assets:
Beginning of year	123,144	233,898	181,531,567	290,583,773
End of year	$2,088,481	$123,144	$427,572,488	$181,531,567

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly 25+ Year Treasury Bear 1.35X Fund
	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Value	Shares	Value
Shares sold	9,165,161	$106,373,401	38,133,095	$656,411,918
Shares issued in reinvestment of distributions	5,870	78,803	—	—
Shares redeemed	(8,977,212)	(105,019,365)	(38,136,561)	(653,965,188)
Net increase (decrease)	193,819	$1,432,839	(3,466)	$2,446,730
	Direxion Monthly NASDAQ-100® Bull 2X Fund
	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Value	Shares	Value
Shares sold	20,441,280	$678,714,837	13,875,463	$353,085,674
Shares issued in reinvestment of distributions	42,766	1,396,680	794,066	18,167,347
Shares redeemed	(20,291,846)	(659,966,742)	(17,215,601)	(434,688,014)
Net increase (decrease)	192,200	$20,144,775	(2,546,072)	$(63,434,993)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly S&P 500® Bull 2X Fund		Direxion Monthly S&P 500® Bear 2X Fund
	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2020	Year Ended August 31, 2019
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$(150,362)	$550,770	$(50,069)	$82,634
Net realized gain (loss)	12,283,334	5,320,382	(7,727,261)	(280,602)
Change in net unrealized appreciation (depreciation)	4,860,294	(14,356,390)	517,968	(344,793)
Net increase (decrease) in net assets resulting from operations	16,993,266	(8,485,238)	(7,259,362)	(542,761)
Distributions to shareholders:
Net distributions to shareholders	(741,896)	(10,449,252)	(82,634)	—
Total distributions	(741,896)	(10,449,252)	(82,634)	—
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	16,570,115	(35,491,890)	6,196,936	5,338,739
Total increase (decrease) in net assets	32,821,485	(54,426,380)	(1,145,060)	4,795,978
Net assets:
Beginning of year	60,597,848	115,024,228	10,912,933	6,116,955
End of year	$93,419,333	$60,597,848	$9,767,873	$10,912,933

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly S&P 500® Bull 2X Fund
	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Value	Shares	Value
Shares sold	9,817,265	$286,386,413	13,017,372	$349,291,342
Shares issued in reinvestment of distributions	22,008	739,929	405,545	10,423,689
Shares redeemed	(9,522,689)	(270,556,227)	(14,850,300)	(395,206,921)
Net increase (decrease)	316,584	$16,570,115	(1,427,383)	$(35,491,890)
	Direxion Monthly S&P 500® Bear 2X Fund
	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Value	Shares	Value
Shares sold	6,761,246	$70,166,834	4,641,968	$57,690,336
Shares issued in reinvestment of distributions	9,030	81,397	—	—
Shares redeemed	(6,213,150)	(64,051,295)	(4,142,059)	(52,351,597)
Net increase	557,126	$6,196,936	499,909	$5,338,739

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly Small Cap Bull 2X Fund		Direxion Monthly Small Cap Bear 2X Fund
	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2020	Year Ended August 31, 2019
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$(29,853)	$156,478	$(32,157)	$60,602
Net realized gain (loss)	(180,463)	(7,072,424)	(2,109,854)	770,081
Change in net unrealized appreciation (depreciation)	820,498	(2,653,606)	363,029	(22,039)
Net increase (decrease) in net assets resulting from operations	610,182	(9,569,552)	(1,778,982)	808,644
Distributions to shareholders:
Net distributions to shareholders	(156,475)	(1,626,188)	(60,612)	—
Total distributions	(156,475)	(1,626,188)	(60,612)	—
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(139,329)	(317,236)	(3,410,359)	4,493,884
Total increase (decrease) in net assets	314,378	(11,512,976)	(5,249,953)	5,302,528
Net assets:
Beginning of year	13,647,396	25,160,372	9,597,196	4,294,668
End of year	$13,961,774	$13,647,396	$4,347,243	$9,597,196

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly Small Cap Bull 2X Fund
	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Value	Shares	Value
Shares sold	1,405,158	$76,050,145	1,423,584	$99,675,108
Shares issued in reinvestment of distributions	2,144	156,083	25,549	1,625,515
Shares redeemed	(1,391,744)	(76,345,557)	(1,478,595)	(101,617,859)
Net increase (decrease)	15,558	$(139,329)	(29,462)	$(317,236)
	Direxion Monthly Small Cap Bear 2X Fund
	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Value	Shares	Value
Shares sold	6,125,101	$86,871,293	8,951,372	$124,144,707
Shares issued in reinvestment of distributions	5,381	59,731	—	—
Shares redeemed	(6,372,621)	(90,341,383)	(8,616,412)	(119,650,823)
Net increase (decrease)	(242,139)	$(3,410,359)	334,960	$4,493,884

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund		Direxion Monthly 7-10 Year Treasury Bear 2X Fund
	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2020	Year Ended August 31, 2019
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$(226,741)	$227,099	$(4,619)	$23,718
Net realized gain (loss)	3,478,828	7,427,231	(314,646)	(540,143)
Change in net unrealized appreciation (depreciation)	(69,508)	675,733	77,121	(51,896)
Net increase (decrease) in net assets resulting from operations	3,182,579	8,330,063	(242,144)	(568,321)
Distributions to shareholders:
Net distributions to shareholders	(1,616,984)	—	(23,719)	—
Total distributions	(1,616,984)	—	(23,719)	—
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	907,192	29,610,230	(728,224)	(75,642)
Total increase (decrease) in net assets	2,472,787	37,940,293	(994,087)	(643,963)
Net assets:
Beginning of year	47,172,192	9,231,899	2,331,516	2,975,479
End of year	$49,644,979	$47,172,192	$1,337,429	$2,331,516

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund
	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Value	Shares	Value
Shares sold	5,442,172	$219,255,871	8,286,167	$294,469,706
Shares issued in reinvestment of distributions	44,702	1,608,081	—	—
Shares redeemed	(5,465,659)	(219,956,760)	(7,409,790)	(264,859,476)
Net increase	21,215	$907,192	876,377	$29,610,230
	Direxion Monthly 7-10 Year Treasury Bear 2X Fund
	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Value	Shares	Value
Shares sold	816,503	$18,400,260	729,537	$20,902,101
Shares issued in reinvestment of distributions	928	23,457	—	—
Shares redeemed	(848,474)	(19,151,941)	(731,106)	(20,977,743)
Net decrease	(31,043)	$(728,224)	(1,569)	$(75,642)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly Emerging Markets Bull 2X Fund
	Year Ended August 31, 2020	Year Ended August 31, 2019
Increase (Decrease) in net assets from:
Operations:
Net investment income	$33,500	$58,469
Net realized loss	(1,213,575)	(1,747,214)
Change in net unrealized appreciation (depreciation)	295,709	(7,372)
Net decrease in net assets resulting from operations	(884,366)	(1,696,117)
Distributions to shareholders:
Net distributions to shareholders	(102,873)	—
Total distributions	(102,873)	—
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	3,338,645	(385,527)
Total increase (decrease) in net assets	2,351,406	(2,081,644)
Net assets:
Beginning of year	3,269,676	5,351,320
End of year	$5,621,082	$3,269,676

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly Emerging Markets Bull 2X Fund
	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Value	Shares	Value
Shares sold	2,443,060	$113,075,198	1,825,048	$84,357,111
Shares issued in reinvestment of distributions	1,518	80,902	—	—
Shares redeemed	(2,407,077)	(109,817,455)	(1,854,007)	(84,742,638)
Net increase (decrease)	37,501	$3,338,645	(28,959)	$(385,527)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

August 31, 2020

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (,000)	Total Expenses[2]	Net Expenses[2,6]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[2]	Total Expenses[3]	Net Expenses[3,6]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[3]	Portfolio Turnover Rate[8]
Direxion Monthly High Yield Bull 1.2X Fund
Year ended August 31, 2020	$22.0134	$0.6235	$0.6237	$(0.8951)	$(0.2716)	$(1.3765)	$—	$(0.0205)	$(1.3970)	$20.3448	-0.66%	$74,100	1.38%	1.35%	2.93%	1.38%	1.35%	2.93%	1,713%
Year ended August 31, 2019	23.5163	0.9793	0.9824	(0.1176)	0.8617	(2.2150)	—	(0.1496)	(2.3646)	22.0134	4.44%	135,046	1.40%	1.37%	4.39%	1.38%	1.35%	4.41%	1,488%
Year ended August 31, 2018	24.1461	0.6932	0.6936	(0.2775)	0.4157	(0.9561)	(0.0894)		(1.0455)	23.5163	1.79%	305,351	1.33%	1.33%	2.93%	1.33%	1.33%	2.93%	1,218%
Year ended August 31, 2017	23.3157	0.7368	0.7381	1.0980	1.8348	(0.7613)	(0.2431)	—	(1.0044)	24.1461	8.08%	359,677	1.36%	1.36%	3.08%	1.35%	1.35%	3.09%	362%
February 17, 2016[9] to August 31, 2016	20.0000	0.3135	0.3142	3.3260	3.6395	(0.3238)	—	—	(0.3238)	23.3157	18.29%	224,464	1.36%	1.35%	2.64%	1.35%	1.34%	2.65%	165%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund
Year ended August 31, 2020	32.4749	(0.1129)	(0.0921)	22.5010	22.3881	(2.2682)	—	—	(2.2682)	52.5948	72.08%	14,181	1.67%	1.20%	(0.29)%	1.62%	1.15%	(0.24)%	6,825%
Year ended August 31, 2019	33.1531	0.3204	0.3284	(0.8901)	(0.5697)	(0.1085)	—	—	(0.1085)	32.4749	-1.67%	17,314	1.62%	1.18%	1.03%	1.59%	1.15%	1.06%	0%
Year ended August 31, 2018	28.5477	0.0854	0.0941	8.8391	8.9245	—	(4.3191)	—	(4.3191)	33.1531	33.39%	2,295	1.52%	1.18%	0.27%	1.49%	1.15%	0.30%	0%
Year ended August 31, 2017	21.6640	(0.1380)	(0.1354)	7.0217	6.8837	—	—	—	—	28.5477	31.77%	34,193	1.16%	1.14%	(0.57)%	1.15%	1.13%	(0.56)%	0%
March 31, 2016[9] to August 31, 2016	20.0000	(0.0091)	(0.0088)	1.6731	1.6640	—	—	—	—	21.6640	8.32%	58	1.15%	1.13%	(0.11)%	1.15%	1.13%	(0.11)%	0%
Direxion Monthly NASDAQ-100® Bear 1.25X Fund
Year ended August 31, 2020	9.1415	(0.0445)	(0.0401)	(4.1472)	(4.1917)	(0.5674)	—	—	(0.5674)	4.3824	-48.44%	262	3.14%	1.21%	(0.59)%	3.08%	1.15%	(0.53)%	0%
Year ended August 31, 2019	9.5499	0.1148	0.1197	(0.5232)	(0.4084)	—	—	—	—	9.1415	-4.28%	189	2.49%	1.19%	1.00%	2.45%	1.15%	1.04%	0%
Year ended August 31, 2018	13.2141	0.0094	0.0094	(3.6736)	(3.6642)	—	—	—	—	9.5499	-27.73%	300	12.28%	1.15%	0.09%	12.28%	1.15%	0.09%	0%
Year ended August 31, 2017	18.0798	(0.0683)	(0.0683)	(4.7974)	(4.8657)	—	—	—	—	13.2141	-26.91%	176	1.15%	1.15%	(0.46)%	1.15%	1.15%	(0.46)%	0%
March 31, 2016[9] to August 31, 2016	20.0000	(0.0671)	(0.0671)	(1.8531)	(1.9202)	—	—	—	—	18.0798	-9.60%	48	1.15%	1.08%	(0.81)%	1.15%	1.08%	(0.81)%	0%
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund
Year ended August 31, 2020	26.3090	(0.1019)	(0.1011)	3.5503	3.4484	(1.0157)	—	—	(1.0157)	28.7417	14.11%	7,849	2.09%	1.10%	(0.36)%	2.09%	1.10%	(0.36)%	0%
Year ended August 31, 2019	20.0607	0.2233	0.2243	6.0540	6.2773	(0.0290)	—	—	(0.0290)	26.3090	31.34%	4,923	1.81%	1.11%	1.10%	1.80%	1.10%	1.11%	0%
Year ended August 31, 2018	21.5922	0.0317	0.0320	(1.5335)	(1.5018)	—	(0.0297)	—	(0.0297)	20.0607	-6.97%	4,895	1.48%	1.10%	0.15%	1.48%	1.10%	0.15%	0%
Year ended August 31, 2017	23.7349	(0.0879)	(0.0877)	(2.0548)	(2.1427)	—	—	—	—	21.5922	-9.03%	19,839	1.10%	1.06%	(0.45)%	1.10%	1.06%	(0.45)%	0%
November 2, 2015[9] to August 31, 2016	20.0000	(0.1101)	(0.1099)	3.8450	3.7349	—	—	—	—	23.7349	18.67%	2,450	1.10%	0.88%	(0.65)%	1.10%	0.88%	(0.65)%	0%
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund
Year ended August 31, 2020	12.7189	(0.0310)	(0.0310)	(2.0795)	(2.1105)	(0.3456)	—	—	(0.3456)	10.2628	-17.23%	2,088	4.43%	1.10%	(0.27)%	4.43%	1.10%	(0.27)%	0%
Year ended August 31, 2019	17.7896	0.1946	0.1946	(5.2653)	(5.0707)	—	—	—	—	12.7189	-28.50%	123	2.20%	1.10%	1.12%	2.20%	1.10%	1.12%	0%
Year ended August 31, 2018	17.0779	0.0415	0.0418	0.6702	0.7117	—	—	—	—	17.7896	4.17%	234	1.97%	1.10%	0.23%	1.97%	1.10%	0.23%	0%
Year ended August 31, 2017	16.7805	(0.1069)	(0.1068)	0.4043	0.2974	—	—	—	—	17.0779	1.77%	539	1.10%	0.99%	(0.54)%	1.10%	0.99%	(0.54)%	0%
November 2, 2015[9] to August 31, 2016	20.0000	(0.1119)	(0.1119)	(3.1076)	(3.2195)	—	—	—	—	16.7805	-16.10%	14,685	1.10%	0.97%	(0.75)%	1.10%	0.97%	(0.75)%	0%
Direxion Monthly NASDAQ-100® Bull 2X Fund
Year ended August 31, 2020	24.9700	(0.2361)	(0.2205)	32.7351	32.4990	(0.1598)	—	—	(0.1598)	57.3092	130.64%	427,572	1.42%	1.40%	(0.71)%	1.37%	1.35%	(0.66)%	124%
Year ended August 31, 2019	29.6100	0.1400	0.2200	(2.3400)	(2.2000)	—	(2.4400)	—	(2.4400)	24.9700	-6.42%	181,532	1.69%	1.66%	0.59%	1.38%	1.35%	0.90%	0%
Year ended August 31, 2018	19.9200	(0.0400)	0.0100	10.9500	10.9100	—	(1.2200)	—	(1.2200)	29.6100	57.13%	290,584	1.57%	1.55%	(0.16)%	1.37%	1.35%	0.04%	0%
Year ended August 31, 2017	12.8900	(0.1200)	(0.1100)	7.1500	7.0300	—	—	—	—	19.9200	54.55%	164,097	1.36%	1.36%	(0.78)%	1.35%	1.35%	(0.77)%	0%
Year ended August 31, 2016	10.9200	(0.1400)	(0.1400)	2.4000	2.2600	—	(0.2900)	—	(0.2900)	12.8900	20.90%	126,200	1.35%	1.35%	(1.17)%	1.35%	1.35%	(1.17)%	0%
Direxion Monthly S&P 500® Bull 2X Fund
Year ended August 31, 2020	27.4400	(0.0608)	(0.0555)	9.9095	9.8487	(0.2861)	—	—	(0.2861)	37.0026	36.00%	93,419	1.42%	1.37%	(0.21)%	1.40%	1.35%	(0.19)%	221%
Year ended August 31, 2019	31.6400	0.1800	0.2600	(1.3400)	(1.1600)	(0.0000)[10]	(3.0400)	—	(3.0400)	27.4400	-2.70%	60,598	1.68%	1.64%	0.65%	1.39%	1.35%	0.94%	0%
Year ended August 31, 2018	24.9400	0.0000[10]	0.0100	8.6000	8.6000	—	(1.9000)	—	(1.9000)	31.6400	35.87%	115,024	1.41%	1.39%	0.01%	1.37%	1.35%	0.05%	0%
Year ended August 31, 2017	19.1300	(0.1700)	(0.1600)	5.9800	5.8100	—	—	—	—	24.9400	30.33%	72,601	1.36%	1.36%	(0.79)%	1.35%	1.35%	(0.78)%	0%
Year ended August 31, 2016	16.5700	(0.2400)	(0.0700)	3.6700	3.4300	—	(0.8700)	—	(0.8700)	19.1300	21.43%	63,602	1.54%	1.54%	(1.56)%	1.35%	1.35%	(1.37)%	0%
Direxion Monthly S&P 500® Bear 2X Fund
Year ended August 31, 2020	10.7300	(0.0413)	(0.0408)	(4.3918)	(4.4331)	(0.0920)	—	—	(0.0920)	6.2049	-41.58%	9,768	1.81%	1.36%	(0.45)%	1.80%	1.35%	(0.44)%	0%
Year ended August 31, 2019	11.8300	0.1100	0.1200	(1.2100)	(1.1000)	—	—	—	—	10.7300	-9.30%	10,913	1.94%	1.37%	0.95%	1.92%	1.35%	0.97%	0%
Year ended August 31, 2018	16.8600	0.0000[10]	0.0000[10]	(5.0300)	(5.0300)	—	—	—	—	11.8300	-29.83%	6,117	1.92%	1.35%	0.03%	1.92%	1.35%	0.03%	0%
Year ended August 31, 2017	22.9500	(0.1500)	(0.1500)	(5.9400)	(6.0900)	—	—	—	—	16.8600	-26.54%	20,832	1.35%	1.35%	(0.77)%	1.35%	1.35%	(0.77)%	0%
Year ended August 31, 2016	30.9100	(0.3200)	(0.3200)	(7.6400)	(7.9600)	—	—	—	—	22.9500	-25.75%	10,081	1.35%	1.35%	(1.16)%	1.35%	1.35%	(1.16)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

August 31, 2020

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (,000)	Total Expenses[2]	Net Expenses[2,6]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[2]	Total Expenses[3]	Net Expenses[3,6]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[3]	Portfolio Turnover Rate[8]
Direxion Monthly Small Cap Bull 2X Fund
Year ended August 31, 2020	$59.3800	$(0.1257)	$(0.1100)	$(1.7271)	$(1.8528)	$(0.6270)	$—	$—	$(0.6270)	$56.9002	-3.35%	$13,962	1.66%	1.38%	(0.22)%	1.63%	1.35%	(0.19)%	172%
Year ended August 31, 2019	97.0400	0.6100	0.6700	(31.5200)	(30.9100)	(0.0700)	(6.6800)	—	(6.7500)	59.3800	-32.04%	13,647	1.65%	1.43%	0.86%	1.57%	1.35%	0.94%	0%
Year ended August 31, 2018	64.7700	0.0400	0.0600	32.2300	32.2700	—	—	—	—	97.0400	49.82%	25,160	1.58%	1.37%	0.05%	1.56%	1.35%	0.07%	0%
Year ended August 31, 2017	51.0500	(0.4800)	(0.4800)	14.2000	13.7200	—	—	—	—	64.7700	26.88%	16,316	1.36%	1.36%	(0.81)%	1.35%	1.35%	(0.80)%	0%
Year ended August 31, 2016	45.3800	(0.4900)	(0.4900)	6.1600	5.6700	—	—	—	—	51.0500	12.49%	13,216	1.35%	1.34%	(1.14)%	1.35%	1.34%	(1.14)%	0%
Direxion Monthly Small Cap Bear 2X Fund
Year ended August 31, 2020	13.5900	(0.0569)	(0.0545)	(3.9991)	(4.0559)	(0.1631)	—	—	(0.1631)	9.3710	-30.03%	4,347	1.94%	1.37%	(0.42)%	1.92%	1.35%	(0.40)%	0%
Year ended August 31, 2019	11.5700	0.1100	0.1100	1.9100	2.0200	—	—	—	—	13.5900	17.46%	9,597	1.92%	1.39%	0.76%	1.88%	1.35%	0.80%	0%
Year ended August 31, 2018	18.4100	0.0100	0.0100	(6.8500)	(6.8400)	—	—	—	—	11.5700	-37.15%	4,295	2.06%	1.35%	0.04%	2.06%	1.35%	0.04%	0%
Year ended August 31, 2017	26.0900	(0.1700)	(0.1700)	(7.5100)	(7.6800)	—	—	—	—	18.4100	-29.44%	5,772	1.35%	1.35%	(0.80)%	1.35%	1.35%	(0.80)%	0%
Year ended August 31, 2016	34.4700	(0.3800)	(0.3800)	(8.0000)	(8.3800)	—	—	—	—	26.0900	-24.31%	7,115	1.35%	1.35%	(1.15)%	1.35%	1.35%	(1.15)%	0%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Year ended August 31, 2020	40.7800	(0.2072)	(0.2050)	4.7203	4.5131	(0.4677)	(2.6821)	—	(3.1498)	42.1433	12.49%	49,645	1.49%	1.36%	(0.51)%	1.48%	1.35%	(0.50)%	74%
Year ended August 31, 2019	32.9200	0.3000	0.3100	7.5600	7.8600	—	—	—	—	40.7800	23.88%	47,172	1.56%	1.39%	0.83%	1.52%	1.35%	0.87%	0%
Year ended August 31, 2018	36.0200	(0.0100)	(0.0100)	(3.0900)	(3.1000)	—	—	—	—	32.9200	-8.61%	9,232	1.85%	1.35%	(0.04)%	1.85%	1.35%	(0.04)%	0%
Year ended August 31, 2017	38.1800	(0.2900)	(0.2900)	(1.8700)	(2.1600)	—	—	—	—	36.0200	-5.66%	15,142	1.35%	1.35%	(0.82)%	1.35%	1.35%	(0.82)%	0%
Year ended August 31, 2016	34.3600	(0.4200)	(0.4200)	4.2400	3.8200	—	—	—	—	38.1800	11.12%	22,500	1.35%	1.35%	(1.17)%	1.35%	1.35%	(1.17)%	0%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Year ended August 31, 2020	24.3400	(0.0606)	(0.0606)	(3.3051)	(3.3657)	(0.3216)	—	—	(0.3216)	20.6527	-14.07%	1,337	4.34%	1.35%	(0.26)%	4.34%	1.35%	(0.26)%	0%
Year ended August 31, 2019	30.5600	0.2600	0.2600	(6.4800)	(6.2200)	—	—	—	—	24.3400	-20.35%	2,332	3.54%	1.35%	0.89%	3.54%	1.35%	0.89%	0%
Year ended August 31, 2018	28.3400	(0.0200)	(0.0200)	2.2400	2.2200	—	—	—	—	30.5600	7.83%	2,975	2.30%	1.35%	(0.07)%	2.30%	1.35%	(0.07)%	0%
Year ended August 31, 2017	27.9900	(0.2400)	(0.2400)	0.5900	0.3500	—	—	—	—	28.3400	1.25%	5,120	1.35%	1.35%	(0.80)%	1.35%	1.35%	(0.80)%	0%
Year ended August 31, 2016	33.0100	(0.3700)	(0.3700)	(4.6500)	(5.0200)	—	—	—	—	27.9900	-15.21%	4,819	1.35%	1.35%	(1.19)%	1.35%	1.35%	(1.19)%	0%
Direxion Monthly Emerging Markets Bull 2X Fund
Year ended August 31, 2020	40.6100	0.2913	0.2979	7.1545	7.4458	(0.4272)	—	—	(0.4272)	47.6286	18.22%	5,621	2.31%	1.36%	0.66%	2.30%	1.35%	0.67%	1,983%
Year ended August 31, 2019	48.8800	0.4100	0.4200	(8.6800)	(8.2700)	—	—	—	—	40.6100	-16.92%	3,270	2.15%	1.37%	0.90%	2.13%	1.35%	0.92%	0%
Year ended August 31, 2018	53.5000	(0.0100)	—	(4.6100)	(4.6200)	—	—	—	—	48.8800	-8.64%	5,351	1.88%	1.36%	(0.01)%	1.87%	1.35%	—	0%
Year ended August 31, 2017	35.7300	(0.3200)	(0.3200)	18.0900	17.7700	—	—	—	—	53.5000	49.73%	9,900	1.36%	1.36%	(0.78)%	1.35%	1.35%	(0.77)%	0%
Year ended August 31, 2016	30.7900	(0.3500)	(0.3500)	5.2900	4.9400	—	—	—	—	35.7300	16.04%	9,117	1.35%	1.35%	(1.14)%	1.35%	1.35%	(1.14)%	0%

1  Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each year/period.

2  Includes interest expense and extraordinary expense which is comprised of excise tax expense.

3  Excludes interest expense and extraordinary expense which is comprised of excise tax expense.

4  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, futures and swaps for the period.

5  Total return is calculated assuming an intial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

  The total return would have been lower if certain expenses had not been reimbursed by the investment adviser.

6  Net expenses include effects of any reimbursement or recoupment.

7  For periods less than one year, these ratios are annualized.

8  Portfolio turnover is not annualized and does not include effects of turnover of the swap or future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

9  Commencement of operations.

10  Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Funds

Notes to the Financial Statements

August 31, 2020

1.  ORGANIZATION

Direxion Funds (the "Trust") was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 14 series, of which 13 are included in this report: Direxion Monthly High Yield Bull 1.2X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bear 1.25X Fund, Direxion Monthly 25+ Year Treasury Bull 1.35X Fund, Direxion Monthly 25+ Year Treasury Bear 1.35X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, and Direxion Monthly Emerging Markets Bull 2X Fund (each a "Fund" and collectively, the "Funds"). Each Fund is a non-diversified series of the Trust pursuant to the 1940 Act. The 13 Funds included in this report offer only Investor Class shares.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

The Funds' investment objectives are to seek monthly investment results, before fees and expenses that correspond to the calendar month performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark.

Fund	Index or Benchmark	Monthly Target
Direxion Monthly High Yield Bull 1.2X Fund	Solactive High Yield Beta Index	120%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	NASDAQ-100® Index	125%
Direxion Monthly NASDAQ-100® Bear 1.25X Fund		-125%
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	ICE U.S. Treasury 25+ Year Bond Index	135%
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund		-135%
Direxion Monthly NASDAQ-100® Bull 2X Fund	NASDAQ-100® Index	200%
Direxion Monthly S&P 500® Bull 2X Fund	S&P 500® Index	200%
Direxion Monthly S&P 500® Bear 2X Fund		-200%
Direxion Monthly Small Cap Bull 2X Fund	Russell 2000® Index	200%
Direxion Monthly Small Cap Bear 2X Fund		-200%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	ICE U.S. Treasury 7-10 Year Bond Index	200%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund		-200%
Direxion Monthly Emerging Markets Bull 2X Fund	MSCI Emerging Markets IndexSM	200%

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services Investment Companies.

DIREXION ANNUAL REPORT

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the U.S Bank Money Market Deposit Account, a U.S. dollar-denominated deposit account offered through U.S. Bank, to be cash equivalents. The Funds are exposed to the credit risk of U.S. Bank through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of August 31, 2020.

b) Investment Valuation – The Net Asset Value ("NAV") of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for business. The value of all portfolio securities and other assets held by a Fund will be determined as of the time a Fund calculates its NAV, 4:00 p.m. Eastern Time ("Valuation Time"). On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, the Direxion High Yield Bull 1.2X Fund, Direxion Monthly 25+ Year Treasury Bull 1.35X Fund, Direxion Monthly 25+ Year Treasury Bear 1.35X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund and the Direxion Monthly 7-10 Year Treasury Bear 2X Fund (the "Fixed Income Funds") do not calculate their NAVs even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculates its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern Time, rather than the close of regular trading on the NYSE. Equity securities, exchange-traded funds ("ETFs") and over-the-counter securities are valued at their last sales price or, if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with an original maturity of 60 days or less are valued using the amortized cost method. Investments in open-end mutual funds, including money market funds, are valued at their respective quoted NAV on the valuation date.

Other debt securities are valued by using the mean prices provided by the Funds' pricing service or, if such prices are unavailable, by a matrix pricing method. Securities for which reliable market quotations are not readily available, the Funds' pricing service does not provide a valuation for such securities, the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value, or the Fund or Adviser believes the market price is stale, are fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). A Fund enters into master netting agreements with the counterparty. These agreements calculate the obligations of the parties on a "net basis". Consequently, a Fund's current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund's obligations are accrued daily and offset by any amounts owed to the Fund. However, a Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause

DIREXION ANNUAL REPORT

a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2013-01 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging).

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk , a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives ("OTC"), including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of August 31, 2020, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following pages.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain

DIREXION ANNUAL REPORT

counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at August 31, 2020 is detailed in the following table. If such credit risk-related contingencies were triggered the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	$—	$—	$—	$—	$46,769	$—	$46,769[1]	$—
Direxion Monthly NASDAQ-100® Bull 2X Fund	153,072,862	—	148,890,000[1]	4,182,862	—	—	—	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	—	—	—	—	200,187	—	200,187[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Credit Suisse International

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Monthly High Yield Bull 1.2X Fund	$95,267	$—	$—	$95,267	$—	$—	$—	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	902,970	—	850,000	52,970	—	—	—	—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	—	—	—	957	—	—	957
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	—	—	—	—	249,992	—	249,992[1]	—
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	18,088	—	—	18,088	—	—	—	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	27,617,138	—	24,320,000[1]	3,297,138	—	—	—	—
Direxion Monthly S&P 500® Bull 2X Fund	1,070,543	—	300,000	770,543	—	—	—	—

DIREXION ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Monthly S&P 500® Bear 2X Fund	$—	$—	$—	$—	$126,266	$—	$126,266[1]	$—
Direxion Monthly Small Cap Bull 2X Fund	—	—	—	—	310,596	—	310,596[1]	—
Direxion Monthly Small Cap Bear 2X Fund	62,656	—	—	62,656	—	—	—	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	9,521	—	—	9,521	—	—	—	—
Direxion Monthly Emerging Markets Bull 2X Fund	16,966	—	—	16,966	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Monthly NASDAQ-100® Bull 2X Fund	$1,874,192	$—	$—	$1,874,192	$—	$—	$—	$—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

e) Risks of Futures Contracts and Options on Futures Contracts – The risks inherent in the use of futures contracts and options on futures contracts include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of futures contracts and options thereon and movements in the price of the underlying securities, index or futures

DIREXION ANNUAL REPORT

contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for futures contracts and options on futures contracts. The Funds were not invested in any options on futures contracts during the year ended August 31, 2020.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a Fund's returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure as required in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

g) Investment Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

h) Securities Lending – The Direxion Monthly High Yield Bull 1.2X Fund may lend its investment securities to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund is contractually indemnified with the securities lending agent. Furthermore, the Fund requires the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished if required.

As of August 31, 2020, no securities were loaned by the Fund.

i) Investments in Other Investment Companies – A Fund may invest in another ETF or mutual fund collectively defined as "investment companies". As a result, Fund shareholders indirectly bear the Fund's proportionate share of fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund's own operations. These costs are disclosed in the Fund's prospectus as Acquired Fund Fees and Expenses. Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

j) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for Federal income taxes has been made in the Funds' financial statements.

k) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund's respective average daily net assets. For additional discussion on expenses, refer to Note 4.

l) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

DIREXION ANNUAL REPORT

The tax character of distributions during the years ended August 31, 2020 and August 31, 2019 were as follows:

	Year Ended August 31, 2020			Year Ended August 31, 2019
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Monthly High Yield Bull 1.2X Fund	$1,980,088	$—	$29,902	$4,948,397	$—	$334,125
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	55,690	—	—	40,701	—	—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	7,586	—	—	—	—	—
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	184,372	—	—	66,770	—	—
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	78,803	—	—	—	—	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	1,418,006	—	—	18,412,106	—	—
Direxion Monthly S&P 500® Bull 2X Fund	741,896	—	—	10,449,252	—	—
Direxion Monthly S&P 500® Bear 2X Fund	82,634	—	—	—	—	—
Direxion Monthly Small Cap Bull 2X Fund	156,475	—	—	1,626,188	—	—
Direxion Monthly Small Cap Bear 2X Fund	60,612	—	—	—	—	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	1,616,984	—	—	—	—	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	23,719	—	—	—	—	—
Direxion Monthly Emerging Markets Bull 2X Fund	102,873	—	—	—	—	—

As of August 31, 2020, the components of accumulated earnings/losses of the Funds on a tax basis were as follows:

	Direxion Monthly High Yield Bull 1.2X Fund	Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Direxion Monthly NASDAQ-100® Bear 1.25X Fund	Direxion Monthly 25+ Year Treasury Bull 1.35X Fund
Tax cost of investments	$64,798,967	$1,667,242	$167,351	$2,685,383
Gross unrealized appreciation	1,489,717	912,363	—	—
Gross unrealized depreciation	(3,222,892)	(96)	(93,077)	(1,135,375)
Net unrealized appreciation/(depreciation)	$(1,733,175)	$912,267	$(93,077)	$(1,135,375)
Undistributed ordinary income (loss)	—	1,489,591	—	—
Undistributed capital gain (loss)	—	—	—	—
Total distributable earnings (losses)	—	1,489,591	—	—
Other accumulated earnings (losses)	(20,426,173)	(3,426,060)	(3,365,878)	—
Total accumulated earnings (losses)	$(22,159,348)	$(1,024,202)	$(3,458,955)	$(1,135,375)

DIREXION ANNUAL REPORT

	Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	Direxion Monthly NASDAQ-100® Bull 2X Fund	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund
Tax cost of investments	$533,069	$119,752,362	$23,031,400	$5,831,377
Gross unrealized appreciation	18,088	198,165,579	2,425,604	—
Gross unrealized depreciation	(143,069)	(6,850,718)	(291)	(3,487,643)
Net unrealized appreciation/(depreciation)	$(124,981)	$191,314,861	$2,425,313	$(3,487,643)
Undistributed ordinary income (loss)	—	—	1,789,350	—
Undistributed capital gain (loss)	—	—	—	—
Total distributable earnings (losses)	—	—	1,789,350	—
Other accumulated earnings (losses)	(8,313,736)	—	—	(51,632,264)
Total accumulated earnings (losses)	$(8,438,717)	$191,314,861	$4,214,663	$(55,119,907)
	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund	Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Tax cost of investments	$3,801,596	$7,100,081	$31,371,065	$697,636
Gross unrealized appreciation	51,052	62,656	852,600	9,521
Gross unrealized depreciation	(412,949)	(5,950,081)	(242,853)	(287,636)
Net unrealized appreciation/(depreciation)	$(361,897)	$(5,887,425)	$609,747	$(278,115)
Undistributed ordinary income (loss)	—	—	859,286	—
Undistributed capital gain (loss)	—	—	—	—
Total distributable earnings (losses)	—	—	859,286	—
Other accumulated earnings (losses)	(7,239,986)	(39,826,460)	—	(20,532,031)
Total accumulated earnings (losses)	$(7,601,883)	$(45,713,885)	$1,469,033	$(20,810,146)

Direxion Monthly	Emerging Markets Bull 2X Fund
Tax cost of investments	$2,837,720
Gross unrealized appreciation	83,338
Gross unrealized depreciation	(69,612)
Net unrealized appreciation/(depreciation)	$13,726
Undistributed ordinary income (loss)	—
Undistributed capital gain (loss)	—
Total distributable earnings (losses)	—
Other accumulated earnings (losses)	(46,965,538)
Total accumulated earnings (losses)	$(46,951,812)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of capital loss carryforwards and qualified late year loss deferrals.

DIREXION ANNUAL REPORT

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for total distributable earnings and capital stock under GAAP and tax reporting:

	Total Distributable Earnings/(Loss)	Capital Stock
Direxion Monthly High Yield Bull 1.2X Fund	$—	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	(4,820,845)	4,820,845
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	(21,020)	21,020
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	(1,550,278)	1,550,278
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	—	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	(37,884,962)	37,884,962
Direxion Monthly S&P 500® Bull 2X Fund	(8,849,425)	8,849,425
Direxion Monthly S&P 500® Bear 2X Fund	—	—
Direxion Monthly Small Cap Bull 2X Fund	—	—
Direxion Monthly Small Cap Bear 2X Fund	—	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	(5,499,056)	5,499,056
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	—
Direxion Monthly Emerging Markets Bull 2X Fund	—	—

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2020, the permanent differences primarily relate to net operating losses, nondeductible excise taxes, and utilization of earnings and profits distributed to shareholders on redemption of shares.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of the fiscal year, August 31, 2020. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, August 31, 2020.

At August 31, 2020, the following Funds deferred, on a tax basis, qualified late year losses of:

	Late Year Ordinary Losses	Post-October Capital Losses
Direxion Monthly High Yield Bull 1.2X Fund	$—	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	—	—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	10,345	—
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	—	—
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	4,981	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	—	—
Direxion Monthly S&P 500® Bull 2X Fund	—	—
Direxion Monthly S&P 500® Bear 2X Fund	50,069	—
Direxion Monthly Small Cap Bull 2X Fund	29,853	—
Direxion Monthly Small Cap Bear 2X Fund	32,157	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	—	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	4,619	—
Direxion Monthly Emerging Markets Bull 2X Fund	10,904	—

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term.

DIREXION ANNUAL REPORT

At August 31, 2020, the following Funds had capital loss carryforwards on a tax basis of:

	Unlimited ST	Unlimited LT	Annual Limitation
Direxion Monthly High Yield Bull 1.2X Fund	$(12,513,050)	$(7,913,123)	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	(3,426,060)	—	926
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	(3,355,533)	—	2,231
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	—	—	—
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	(5,098,290)	(3,210,465)	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	—	—	—
Direxion Monthly S&P 500® Bull 2X Fund	—	—	—
Direxion Monthly S&P 500® Bear 2X Fund	(51,582,195)	—	—
Direxion Monthly Small Cap Bull 2X Fund	(7,210,133)	—	—
Direxion Monthly Small Cap Bear 2X Fund	(39,794,303)	—	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	—	—	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	(20,527,412)	—	—
Direxion Monthly Emerging Markets Bull 2X Fund	(20,318,831)	(26,635,803)	—
Capital Loss Utilized:
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	926
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	1,285,852
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	601,204
Direxion Monthly Small Cap Bear 2X Fund	2,682,046

In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund's losses have been subjected to an annual limitation.

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2020, open Federal and state income tax years include the tax years ended August 31, 2017 through August 31, 2020. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

m) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

n) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the year ended August 31, 2020. Purchases represent the aggregate purchases of investments excluding short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from short-term investments, swaps and futures contracts.

Funds	Purchases	Sales
Direxion Monthly High Yield Bull 1.2X Fund	$918,092,123	$964,822,685
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	9,331,313	9,288,304
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	—

DIREXION ANNUAL REPORT

Funds	Purchases	Sales
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	$—	$—
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	—	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	95,288,120	107,904,108
Direxion Monthly S&P 500® Bull 2X Fund	49,451,613	45,337,440
Direxion Monthly S&P 500® Bear 2X Fund	—	—
Direxion Monthly Small Cap Bull 2X Fund	8,699,114	7,016,438
Direxion Monthly Small Cap Bear 2X Fund	—	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	15,861,560	8,329,475
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	—
Direxion Monthly Emerging Markets Bull 2X Fund	35,145,963	34,993,927

There were no purchases or sales of long-term U.S. Government securities in the Funds during the year ended August 31, 2020.

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to each Fund's average daily net assets at the annual rate of 0.75%.

Management Services Agreement: The Funds have entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Funds pays the Adviser a management service fees of 0.026% on the first $10,000,000,000 of the Fund's daily net assets and 0.024% on assets in excess of $10,000,000,000.

Operating Expense Limitation Agreement: Each Fund is responsible for its own operating expenses. Under the Operating Expense Limitation Agreement, the Adviser has contractually agreed to cap all or a portion of the expenses for each Fund based on the annual rates listed below applied to each Fund's average daily net assets.

Direxion Monthly High Yield Bull 1.2X Fund	1.35%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	1.15%
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	1.15%
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	1.10%
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	1.10%
Direxion Monthly NASDAQ-100® Bull 2X Fund	1.35%
Direxion Monthly S&P 500® Bull 2X Fund	1.35%
Direxion Monthly S&P 500® Bear 2X Fund	1.35%
Direxion Monthly Small Cap Bull 2X Fund	1.35%
Direxion Monthly Small Cap Bear 2X Fund	1.35%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	1.35%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	1.35%
Direxion Monthly Emerging Markets Bull 2X Fund	1.35%

Any expense cap is subject to recoupment by the Adviser within the following three years only if overall expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupments by the Adviser.

			Potential Recoupment Amounts Expiring:			Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	August 31, 2021	August 31, 2022	August 31, 2023	Recoupment Amount
Direxion Monthly High Yield Bull 1.2X Fund	$40,476	$58,903	$—	$—	$53,167	$53,167
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	—	68,362	90,828	92,987	68,362	252,177

DIREXION ANNUAL REPORT

			Potential Recoupment Amounts Expiring:			Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	August 31, 2021	August 31, 2022	August 31, 2023	Recoupment Amount
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	$—	$36,734	$29,911	$38,074	$36,734	$104,719
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	—	86,596	165,823	117,634	86,596	370,053
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	6	60,263	102,774	77,288	60,263	240,325
Direxion Monthly NASDAQ-100® Bull 2X Fund	75,097	127,057	—	25,611	127,057	152,668
Direxion Monthly S&P 500® Bull 2X Fund	23,809	65,756	—	29,190	65,756	94,946
Direxion Monthly S&P 500® Bear 2X Fund	—	49,489	46,963	49,487	49,489	145,939
Direxion Monthly Small Cap Bull 2X Fund	1,503	39,849	40,336	44,390	39,849	124,575
Direxion Monthly Small Cap Bear 2X Fund	2,058	46,068	34,617	42,045	46,068	122,730
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	21,575	79,080	27,572	46,957	79,080	153,609
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	52,430	54,385	58,223	52,430	165,038
Direxion Monthly Emerging Markets Bull 2X Fund	—	49,152	58,430	50,544	49,152	158,126

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of August 31, 2020 is presented on the Statement of Assets and Liabilities as Due from (to) Adviser, net.

Distribution Expenses: Shares of the Funds are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets. Each Fund currently pays a 12b-1 fee of 0.25% of the respective Fund's average daily net assets.

Rafferty Capital Markets, LLC (the "Distributor") serves as principal underwriter of the Funds and acts as the Funds' distributor in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

5.  VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The follow is a summary of the inputs used to value the Funds' securities as of August 31, 2020.

	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Monthly High Yield Bull 1.2X Fund	$59,270,525	$3,700,000	$8,837,993	$95,267	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	26,539	1,650,000	12,486,219	902,970	—

DIREXION ANNUAL REPORT

	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	$—	$122,000	$194,093	$—	$(47,866)
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	—	1,800,000	6,328,017	—	(249,992)
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	—	390,000	1,669,639	18,088	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	40,958,832	87,544,199	286,653,328	182,564,192	—
Direxion Monthly S&P 500® Bull 2X Fund	7,366,170	17,020,000	68,490,128	1,070,543	—
Direxion Monthly S&P 500® Bear 2X Fund	—	2,470,000	7,396,388	—	(126,266)
Direxion Monthly Small Cap Bull 2X Fund	1,010,295	2,740,000	9,984,885	—	(310,596)
Direxion Monthly Small Cap Bear 2X Fund	—	1,150,000	3,129,803	62,656	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	12,151,000	20,030,000	22,719,967	—	(200,187)
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	410,000	911,651	9,521	—
Direxion Monthly Emerging Markets Bull 2X Fund	534,480	2,300,000	2,861,071	16,966	—

For further information regarding each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers, and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

6.  ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how a fund accounts for derivative instruments and how derivative instruments affect a fund's financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of August 31, 2020, the Funds were invested in swap contracts.

At August 31, 2020, the fair value of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Fund	Credit Risk	Equity Risk	Interest Rate Risk	Total
Direxion Monthly High Yield Bull 1.2X Fund	$95,267	$—	$—	$95,267
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	—	902,970	—	902,970
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	—	—	18,088	18,088
Direxion Monthly NASDAQ-100® Bull 2X Fund	—	182,564,192	—	182,564,192

DIREXION ANNUAL REPORT

	Asset Derivatives[1]
Fund	Credit Risk	Equity Risk	Interest Rate Risk	Total
Direxion Monthly S&P 500® Bull 2X Fund	$—	$1,070,543	$—	$1,070,543
Direxion Monthly Small Cap Bear 2X Fund	—	62,656	—	62,656
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	—	9,521	9,521
Direxion Monthly Emerging Markets Bull 2X Fund	—	16,966	—	16,966

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

	Liability Derivatives[2]
Fund	Credit Risk	Equity Risk	Interest Rate Risk	Total
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	$—	$47,726	$—	$47,726
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	—	—	249,992	249,992
Direxion Monthly S&P 500® Bear 2X Fund	—	126,266	—	126,266
Direxion Monthly Small Cap Bull 2X Fund	—	310,596	—	310,596
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	—	—	200,187	200,187

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

Transactions in derivative instruments during the six months ended August 31, 2020, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]			Net Unrealized Appreciation (Depreciation)[2]
Fund		Credit Risk	Equity Risk	Interest Rate Risk	Credit Risk	Equity Risk	Interest Rate Risk
Direxion Monthly High Yield Bull 1.2X Fund	Swap Contracts	$(1,020,507)	$—	$—	$158,753	$—	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Swap Contracts	—	9,912,996	—	—	801,454	—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	Swap Contracts	—	(910,007)	—	—	(41,792)	—
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	Futures Contracts	—	—	600,131	—	—	—
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	Swap Contracts	—	—	1,410,161	—	—	(259,242)
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	Swap Contracts	—	—	598,368	—	—	17,446
Direxion Monthly NASDAQ-100® Bull 2X Fund	Swap Contracts	—	40,268,682	—	—	172,768,005	—
Direxion Monthly S&P 500® Bull 2X Fund	Swap Contracts	—	16,970,205	—	—	3,689,636	—
Direxion Monthly S&P 500® Bear 2X Fund	Swap Contracts	—	(7,727,261)	—	—	517,968	—
Direxion Monthly Small Cap Bull 2X Fund	Swap Contracts	—	615,720	—	—	771,116	—
Direxion Monthly Small Cap Bear 2X Fund	Swap Contracts	—	(2,109,854)	—	—	363,029	—

DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]			Net Unrealized Appreciation (Depreciation)[2]
Fund		Credit Risk	Equity Risk	Interest Rate Risk	Credit Risk	Equity Risk	Interest Rate Risk
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Swap Contracts	$—	$—	$3,589,158	$—	$—	$(922,414)
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Swap Contracts	—	—	(314,646)	—	—	77,121
Direxion Monthly Emerging Markets Bull 2X Fund	Swap Contracts	—	(749,467)	—	—	252,957	—

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

For the year ended August 31, 2020, the average quarterly volume of the derivatives held by each of the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Equity Swap Contracts	Short Equity Swap Contracts
Direxion Monthly High Yield Bull 1.2X Fund	$31,902,472	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	19,400,173	—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	1,490,486
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	10,860,788	—
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	—	2,442,737
Direxion Monthly NASDAQ-100® Bull 2X Fund	399,214,614	—
Direxion Monthly S&P 500® Bull 2X Fund	134,694,103	—
Direxion Monthly S&P 500® Bear 2X Fund	—	19,874,807
Direxion Monthly Small Cap Bull 2X Fund	27,880,244	—
Direxion Monthly Small Cap Bear 2X Fund	—	14,555,850
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	77,003,890	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	3,443,886
Direxion Monthly Emerging Markets Bull 2X Fund	13,236,015	—

The Funds utilize this volume of derivatives to obtain leverage to meet the investment objectives of 120%, 125%, -125%, 135%, -135% 200%, and -200% calendar month performance of their respective indices.

7.  MARKET DISRUPTION RISK

Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit the Fund's ability to sell securities and obtain short exposure to securities, and the Fund's sales and short exposures may exacerbate the market volatility and downturn. Under such circumstances, the Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund's returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs (including swap financing costs) in order to achieve its investment objective and may be forced to purchase and sell securities (including shares of ETFs) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security or the value of the swap exposure and the market closing price of the security or the market closing value of the swap exposure. Under those circumstances, the Fund's ability to track its Index is likely to be adversely affected. The Fund may also incur additional tracking error due to the use of futures contracts or other securities that are not perfectly correlated to the Fund's Index.

DIREXION ANNUAL REPORT

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

8.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

The Direxion Monthly High Yield Bull 1.2X Fund paid an income distribution in the amount of $0.1320 per share with a record date of September 15, 2020 and ex-date and payable date of September 16, 2020.

The Direxion Monthly High Yield Bull 1.2X Fund paid an income distribution in the amount of $0.0029 per share with a record date of October 15, 2020 and ex-date and payable date of October 16, 2020.

DIREXION ANNUAL REPORT

Direxion Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of Direxion Monthly High Yield Bull 1.2X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bear 1.25X Fund, Direxion Monthly 25+ Year Treasury Bull 1.35X Fund, Direxion Monthly 25+ Year Treasury Bear 1.35X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, and Direxion Monthly Emerging Markets Bull 2X Fund and the Board of Trustees of Direxion Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Direxion Monthly High Yield Bull 1.2X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bear 1.25X Fund, Direxion Monthly 25+ Year Treasury Bull 1.35X Fund, Direxion Monthly 25+ Year Treasury Bear 1.35X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, and Direxion Monthly Emerging Markets Bull 2X Fund (collectively referred to as the "Funds"), (13 of the funds constituting Direxion Funds) (the "Trust")), including the schedules of investments, as of August 31, 2020, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (13 of the funds constituting Direxion Funds) at August 31, 2020, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Direxion Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Direxion Monthly High Yield Bull 1.2X Fund	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the four years in the period ended August 31, 2020 and the period from February 17, 2016 (commencement of operations) through August 31, 2016
Direxion Monthly NASDAQ-100® Bull 1.25X Fund Direxion Monthly NASDAQ-100® Bear 1.25X Fund	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the four years in the period ended August 31, 2020 and the period from March 31, 2016 (commencement of operations) through August 31, 2016
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the four years in the period ended August 31, 2020 and the period from November 2, 2015 (commencement of operations) through August 31, 2016
Direxion Monthly NASDAQ-100® Bull 2X Fund
Direxion Monthly S&P 500® Bull 2X Fund
Direxion Monthly S&P 500® Bear 2X Fund
Direxion Monthly Small Cap Bull 2X Fund
Direxion Monthly Small Cap Bear 2X Fund
Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Direxion Monthly Emerging Markets Bull 2X Fund	For the year ended August 31, 2020	For each of the two years in the period ended August 31, 2020	For each of the five years in the period ended August 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over

DIREXION ANNUAL REPORT

Direxion Funds

Report of Independent Registered Public Accounting Firm

financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
October 27, 2020

DIREXION ANNUAL REPORT

Direxion Funds

Supplemental Information (Unaudited)

For the year ended August 31, 2020, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of dividends declared from ordinary income designated as qualified income was 0% for each of the Funds.

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ending August 31, 2020. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

For corporate shareholders, the amount of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2020 was 0% for each of the Funds.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approval (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Funds (the "Trust") annually considers the renewal of the Amended & Restated Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Advisor") and the Trust, on behalf of the Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, Direxion Monthly 25+ Year Treasury Bull 1.35X Fund, Direxion Monthly 25+ Year Treasury Bear 1.35X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bear 1.25X Fund, and the Direxion Monthly High Yield Bull 1.2X Fund, each a series of the Trust. Each series of the Trust is referred to herein as a "Fund" and collectively as the "Funds." The Funds seek monthly investment results, before fees and expenses, of a multiple or an inverse multiple of an underlying index.

At a meeting held on August 20, 2020, following such consideration, the Board, including the trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Advisor's representatives and Fund management in executive sessions held on August 4, 2020 and August 20, 2020. The Board, including the Independent Trustees, determined that the terms of the Agreement for each Fund were fair and reasonable and in the best interests of each Fund's shareholders.

In considering whether to renew the Agreement, the Board requested, and the Advisor provided, information that the Board and Advisor believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Advisor for each Fund;

•  The investment objectives of the Funds, which require monthly rebalancing and the utilization of complex financial instruments that are not typical of traditional index tracking mutual funds;

•  The level of attention required by the Advisor due to the frequent and large trading activity in the various Funds;

•  The Advisor's Form ADV;

•  Biographies of the employees primarily responsible for providing investment advisory services;

•  Information regarding each component of the contractual fee rates for the prior fiscal year, including the contractual expense limitations per the Operating Expense Limitation Agreement;

•  Information regarding advisory fees paid to and/or waived by the Advisor for the prior fiscal years;

•  Information regarding fees paid to the Advisor for the prior fiscal years and an evaluation of services provided per the Management Services Agreement;

•  Performance information for prior periods;

•  Comparative industry fee data;

•  Information regarding the financial condition, resources and expertise of the Advisor; and

•  Information regarding how the Advisor monitors the Funds' compliance with regulatory requirements and Trust procedures.

The Board considered that, with respect to each Fund, they had also received information relevant to their consideration since the Fund's inception and, most recently, throughout the past year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service provider arrangements and performance results. The Board also received a memorandum from legal counsel regarding its responsibilities with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Advisor. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement, and each Trustee may have afforded different weight or importance to different factors. For each Fund, the Board considered,

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approval (Unaudited)

among other matters, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance; (3) the profitability of the Fund and the advisory business to the Advisor; (4) the extent to which economies of scale might be realized as the Fund grows; (5) whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (6) comparisons of services and fees under other contracts entered into by Advisor, with comparable clients (such as institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Advisor from its relationship with each Fund.

Nature, Extent and Quality of Services Provided.  The Board reviewed, among other things, the Advisor's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and processes. The Board reviewed the scope of services to be provided by the Advisor under the Agreement and noted there would be no significant differences between the scope of services provided by the Advisor in the past year and those to be provided in the upcoming year. The Board also considered the Advisor's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and that those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. The Board focused on the quality of the Advisor's personnel and operations and the systems and processes required to manage the Funds effectively, and noted that these systems and processes may not be present at other investment advisers. In particular the Board considered, as applicable: (1) the Advisor's success in achieving each Fund's monthly leveraged investment objective; (2) the techniques the Advisor uses in managing leveraged, which include developing index optimization and representative sampling investment strategies as well as specialized skills for trading complex financial instruments; (3) information regarding the Advisor's management of derivatives trading on behalf of the Funds, including the selection of swap counterparties and the negotiation of favorable derivatives contract terms; (4) the Advisor's ability to manage certain Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; and (5) the size, professional experience and skills of the Advisor's portfolio management staff and the Advisor's ability to recruit, train and retain personnel with the relevant experience and expertise necessary to manage the Funds. The Board considered that the Advisor oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Comparison of Advisory Services and Fees.  The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Funds in light of the investment advisory services provided by the Advisor. In this regard, the Board also considered the ability of investors independently to achieve the investment objective of the Funds and the costs to investors of seeking to do so. The Board concluded that it would be difficult for an investor independently to implement any Fund's investment strategy and that attempting to do so would likely in most cases be cost-prohibitive.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by each Fund in light of fee rates paid by other investment companies offering strategies similar in nature to the Fund. In this regard, the Board reviewed information prepared by the Advisor, using data provided by Morningstar, Inc. ("Morningstar"), to compare each Fund's actual advisory fees, expense limitation levels, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted the difficulty in compiling Peer Groups because, by design, certain Funds are unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. The Board noted that an independent consultant reviewed the Peer Group selection methodology and the Peer Group in the prior year and the selection methodology utilized was the same as the methodology that was reviewed in the prior year.

The Board noted that the comparison reports included the advisory fee and net and gross total expense ratios, less any Rule 12b-1 fees and shareholder services fees, for each Fund and each Peer Group fund. The Board considered that the Advisor had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Expense Limitation Agreement.

Performance of the Funds. The Board focused on the correlation of each Fund's return to the model performance return for the periods ending June 30, 2020 and June 30, 2019. The Board also reviewed the total return of each Fund for the one-year period ended June 30, 2020. The Board considered reports provided to it in anticipation of the meeting, as well

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approval (Unaudited)

as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to its target model performance was generally within expected ranges during the review periods. The Board considered that, given the investment objectives of the Funds, the correlation of each such Fund's performance with the model performance of its underlying index was a more meaningful factor than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized by the Advisor.  The Board reviewed information about the profitability of the Advisor based on the fee rates payable under the Agreement. This included a review of information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or their affiliates in connection with the services they provided to the Funds. The Board considered information regarding the Advisor's profit margin as reflected in the Advisor's profitability analysis, as well as information provided by the Advisor concerning the methodology used to allocate various expenses, which was the same methodology used in the prior year's profitability analysis. The Board also considered the significant drivers of cost for the Advisor including, but not limited to, intellectual capital, monthly portfolio rebalancing of the Funds, regulatory compliance, and entrepreneurial risk. The Board further considered a report on other investment advisers' profitability, which was compiled using publicly available information. The Board recognized that it is difficult to compare profitability among investment advisory firms because certain information is not publicly available. To the extent such information is available, it is affected by numerous factors, including the nature of a firm's fund shareholder base, the structure of the adviser, the types of funds it manages, its business mix, assumptions regarding allocations and the reporting of operating profits and net income net (rather than gross) of distribution and marketing expenses.

Economies of Scale. The Board considered the absence of breakpoints in the Advisor's fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds' net assets. In light of the relatively small size of many of the Funds and the fact that the size of individual Funds in the complex often increase and decrease significantly due to the unlimited trading that is permitted by most of the Funds, the Board concluded that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board noted that it will continue to monitor fees and expenses as the Funds grow in size and assess whether fee breakpoints may be warranted.

Other Benefits. The Board considered indirect and "fall-out" benefits that the Advisor or its affiliates may derive from the relationship to the Funds. Such benefits may include the Advisor's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Funds pay a management services fee to the Advisor.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreement for the Funds is fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Advisor's expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Accordingly, the Board concluded that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of the Agreement.

DIREXION ANNUAL REPORT

Direxion Funds

Board Review of Liquidity Risk Management Program (Unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule") to promote effective liquidity risk management throughout the open-end investment company industry.

The Board of Trustees (the "Board") of the Direxion Shares ETF Trust, on behalf of the series of the Direxion Shares ETF Trust (the "Funds"), met on November 26, 2019 to review the liquidity risk management program (the "Liquidity Program"). The Board has appointed Rafferty Asset Management, LLC, the investment advisor to the Funds as the Liquidity Program administrator of each Fund's Liquidity Program. At the meeting, Rafferty Asset Management, LLC provided the Board with a report that addressed the operation of the Funds' Liquidity Program and assessed the adequacy and effectiveness of the implementation of the Liquidity Program, including:

•  The Liquidity Program supported each Fund's ability to meet redemption requests timely;

•  The Liquidity Program supported Rafferty Asset Management, LLC's management of each Fund's liquidity, including during periods of market volatility and net redemptions;

•  No material liquidity issues were identified during the report period;

•  There were no material changes to the Liquidity Program during the report period; and

•  The Liquidity Program operated adequately during the report period.

The report covered the period from December 1, 2018 through October 31, 2019. The report also described the Liquidity Program's liquidity classification methodology for categorizing each Fund's holdings (including derivative transactions) into one of four liquidity buckets as required by the Liquidity Rule. The report provided to the Board stated that the Liquidity Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 52	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019; Direxion Advisors, LLC, November 2017 – January 2019.	136	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 76	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	136	None.
David L. Driscoll Age: 51	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	136	None.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 94 of the 122 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Jacob C. Gaffey Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	136	None.
Henry W. Mulholland Age: 57	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	136	None.
Kathleen M. Berkery(3) Age: 53	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010 – 2017 as Financial Advisor	136	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 94 of the 122 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

(3)  Ms. Berkery was elected as a Trustee on November 26, 2019.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 51	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007 – April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 47	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 44	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 94 of the 122 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

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DIREXION ANNUAL REPORT

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

ANNUAL REPORT AUGUST 31, 2020

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South Sixth Street
Minneapolis, MN 55402

Distributor

Rafferty Capital Markets, LLC
1010 Franklin Ave., 3rd Floor
Garden City, NY 11530

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to February 28, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Annual
Report

Hilton Tactical Income Fund

AUGUST 31, 2020

TICKERS:

INVESTOR CLASS - HCYAX | INSTITUTIONAL CLASS - HCYIX

1301 Avenue of the Americas (6th Avenue), 28th Floor | New York, New York 10019 | (800) 851-0511

www.direxioninvestments.com

Table of Contents

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	7
Expense Example (Unaudited)	8
Allocation of Portfolio Holdings (Unaudited)	9
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Supplemental Information (Unaudited)	24
Investment Advisory and Subadvisory Agreement Approvals (Unaudited)	25
Board Review of Liquidity Risk Management Program (Unaudited)	28
Trustees and Officers	29

You can find the Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

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With Direxion e-Delivery you can:

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It's easy to enroll:

1.  Visit www.direxioninvestments.com/edelivery

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If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

Letter to Shareholders (Unaudited)

Dear Shareholders,

This Annual Report is for the Hilton Tactical Income Fund (the "Fund") and covers the period from September 1, 2019 to August 31, 2020 (the "Annual Period"). Rafferty Asset Management, LLC serves as adviser to the Fund (the "Adviser") and Hilton Capital Management, LLC serves as the Fund's subadviser (the "Subadviser"). The Fund offers an Institutional Class and Investor Class.

Fund & Market Commentary:

The Institutional Class posted a return of -3.26% and the Investor Class -3.49% during the Annual Period. The Fund's benchmark, a blend of 60% of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and 40% S&P 500® Index, returned 12.74% for the Annual Period.

The Fund's 30-day SEC Yield at August 31, 2020 was 1.86% and 1.61% for the Institutional Class and Investor Class, respectively.

During the Annual Period of September 1, 2019 to August 31, 2020, the Fund decreased the cash position from 4.2% to 3.2%. The fixed income portion of the portfolio decreased from 56.5% to 48.6%. The equity portion of the portfolio increased from 39.3% to 48.2%. In the fixed income portfolio, the exposure to U.S. Treasuries was the biggest contributor to positive performance. On the equity side of the portfolio, energy and REITs were detractors, while information technology and consumer staples contributed positively.

The Annual Period saw the onset of the COVID-19 virus and the extreme impact it has had on global economies and markets. The level of volatility in all asset classes, and the speed of their decline, was greater than any other market correction. A slow growing, but healthy, U.S. economy, went from near full capacity to a near total shutdown. Measures enacted in March 2020 by the Federal Reserve and the U.S. Treasury have stabilized markets. It will not be known what the long-term effect this shutdown has had on the overall economy or corporate earnings for some time. There is certainly short-term damage, and for some industries and sectors, longer-term damage. While this uncertainty continues, we at Hilton Capital have positioned the portfolio to participate in the equity market recovery over the recent months, with an eye on protecting capital should further volatility present itself. We continue to closely monitor the situation, and feel the current asset allocation is prudent. Thank you for your investment and continued support of our investment process.

Principal Investment Strategy:

The Hilton Tactical Income Fund primarily seeks income, with a secondary investment objective of capital appreciation consistent with the preservation of capital. The Fund employs a disciplined approach to balancing fixed income investments, with historically higher income producing equity investments, focusing on minimizing absolute risk and volatility. The Subadviser generally seeks to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that also offer the potential for capital appreciation but may also invest in options to attempt to attempt to hedge volatility and portfolio risks. The securities in which the Fund may invest include domestic and foreign, including emerging markets, common and preferred stocks of any market capitalization, closed-end funds and exchanged traded-funds ("ETFs"), master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), and a variety of debt instruments of any maturity, including corporate bonds, exchanged-traded notes ("ETNs"), municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities.

MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Consistent with that intention, the Fund shall invest no more than 25% of its total assets in securities of MLPs. REITs are corporations or trusts that invest primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, and that receive favorable tax treatment provided they meet certain conditions, including the requirement that they distribute at least 90% of their taxable income.

DIREXION ANNUAL REPORT
4

The Subadviser's investment process begins by looking at various global macro-economic factors such as fiscal/monetary policy, interest rates, geo-political risks, inflation, commodity pricing, government policies and general business conditions. For the Fund's equity portfolio, the Subadviser reviews a broad array of possible income-producing investments and then analyzes company-specific fundamental research to understand a company's dividend policy, relative value and balance sheet. Investments are selected for the Fund's portfolio that demonstrate stable and consistent cash flow, strong underlying asset value, competitive advantages and management teams with demonstrable positive track records.

The Subadviser has a two-tier approach to managing the Fund's fixed income portfolio. First, it considers a long-term strategic investment view. Second, it buys and sells fixed income securities opportunistically in response to short-term market, economic, political, or other developments. The objective of the Subadviser's fixed income portfolio strategy is to generate higher income than would be expected from traditional intermediate-term fixed income investments such as U.S. government bonds. As a result, the Fund may invest up to 30% in high yield debt or "junk bonds" (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor's Rating Service, Inc. or lower than Baa3 by Moody's Investors Service, Inc. or, if unrated, determined by the Subadviser to be of comparable quality). The Fund may invest in fixed income securities of any duration and may include foreign bonds that meet the Subadviser's investment criteria. Duration measures the sensitivity of the price of a fixed income investment to a 1% change in interest rates. For example, a five-year duration means the investment will decrease in value by 5% if interest rates rise 1%.

The Subadviser's investment team has the flexibility to change the Fund's asset allocation to reflect its outlook on market conditions and may reallocate the Fund's investments between asset classes in an attempt to improve the Fund's total return and reduce volatility. Volatility in the markets provides the Subadviser with the opportunity to benefit from perceived pricing dislocations that may occur during periods of market distress. The Subadviser make asset allocation adjustments based on a combination of bottom-up/top-down fundamental analysis and relative value analysis among capital market instruments within the target asset classes.

At the discretion of the Subadviser, the Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in response to adverse market, economic or political conditions and (ii) cash flow flexibility. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

As always, we thank you for using the Hilton Tactical Income Fund and we look forward to our mutual success.

Regards,

William J. Garvey	Craig O'Neill	Alex Oxenham
Hilton Capital Management, LLC	Hilton Capital Management, LLC	Hilton Capital Management, LLC

DIREXION ANNUAL REPORT
5

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For most recent month-end performance information please visit www.direxion.com or call 1.800.851.0511.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. To obtain a prospectus or summary prospectus, please contact the Direxion Funds at 1.800.851.0511 or visit www.direxion.com. The Fund's prospectus or summary prospectus should be read carefully before investing.

Risks of the Fund – Mutual fund investing involves risk. Principal loss is possible.

The Fund's strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperform the market. In addition, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund may invest in foreign securities and ADR's which involve political, economic and currency risks, greater volatility and differences in accounting methods. Medium- and small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund is also subject to Market Disruption Risk.

Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The fund may invest in MLP's which can be negatively influenced when interest rates rise. These investments also entail many of the general tax risks of investing in a partnership. There is always the risk that an MLP will fail to qualify for favorable tax treatments. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and nonrated securities presents a greater risk of loss to principal and interest than higher-rated securities. Income from municipal securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions. Because the funds invest in ETFs and ETN's, they are subject to additional risks that do not apply to conventional mutual funds. ETF risk includes the risks that the market price of the shares may trade at a discount to its net asset value ("NAV"), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund's ability to sell its shares. ETN risk includes the risks that the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities' markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, ETNs are unsecured debt of the issuer and would lose value if the issuer goes bankrupt. Please read the prospectus for a more complete description of these and other risks of the Fund.

Index Descriptions – Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

The Bloomberg Barclays Intermediate US Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg Barclays US Aggregate Bond Index with less than 10 years to maturity. The index includes investment grade, US dollar-denominated, fixed-rate treasuries, government-related and corporate securities.

The S&P 500® Index is one of the most commonly used benchmarks for the overall U.S. Stock Market. It is a market value weighted index and each stock's weight is proportionate to its market value.

Distributed by: Rafferty Capital Markets, LLC

DIREXION ANNUAL REPORT
6

Hilton Tactical Income Fund

Performance Summary (Unaudited)

September 16, 20131 - August 31, 2020

Investment Objective: Primarily seeks income with a secondary investment objective of capital appreciation consistent with the preservation of capital.

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Hilton Tactical Income Fund – Institutional Class	(3.26)%	3.67%	5.38%	4.97%
Hilton Tactical Income Fund – Investor Class	(3.49)%	3.41%	5.11%	4.69%
60% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index 40% S&P 500® Index Blend	12.74%	8.67%	8.08%	7.41%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	5.95%	4.28%	3.54%	3.28%
S&P 500® Index	21.94%	14.52%	14.46%	13.25%

This chart illustrates the performance of a hypothetical $10,000 investment made on the inception date of each share class of the Fund, and is not intended to imply any future performance. The returns shown do not reflect the deduction or taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and S&P 500® Index, the Fund's benchmark, does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The Fund may impose a 1.00% redemption fee on Institutional Class shares and Investor Class shares redeemed (through sales or exchanges) within 30 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

On June 30, 2018, the Fund's Class A shares were redesignated as Investor Class shares. For the period from June 1, 2015 through June 29, 2018, purchases of the former Class A shares were charged an up-front sales charge of 5.50%. For the period from September 16, 2013 (fund inception) to June 1, 2015 and for the period June 30, 2018 to August 31, 2018, this up-front sales charge was not charged. The effect of this sales charge is not reflected in the total return presented in the above table.

The performance data shown represents past performance and does not guarantee future results.

1  Commencement of operations.

2  As of August 31, 2020.

DIREXION ANNUAL REPORT
7

Expense Example (Unaudited)

August 31, 2020

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 – August 31, 2020).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example Table (Unaudited)

August 31, 2020

	Annualized Expense Ratio	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period*
Hilton Tactical Income Fund Institutional Class
Based on actual fund return	0.87%	$1,000.00	$969.80	$4.31
Based on hypothetical 5% return	0.87%	1,000.00	1,020.76	4.42
Hilton Tactical Income Fund Investor Class
Based on actual fund return	1.12%	1,000.00	968.60	5.54
Based on hypothetical 5% return	1.12%	1,000.00	1,019.51	5.69

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of March 1, 2020 to August 31, 2020), then divided by 366.

DIREXION ANNUAL REPORT
8

Allocation of Portfolio Holdings (Unaudited)

August 31, 2020

	Common Stock	Investment Companies	Corporate Bonds	Preferred Stocks	Cash*	Total
Hilton Tactical Income Fund	42%	30%	19%	5%	4%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash and other assets less liabilities.

DIREXION ANNUAL REPORT
9

Hilton Tactical Income Fund

Schedule of Investments

August 31, 2020

Shares/ Principal		Fair Value
COMMON STOCKS - 42.0%
Beverages - 4.0%
14,190	PepsiCo, Inc.	$1,987,452
41,710	The Coca-Cola Co.	2,065,896
		4,053,348
Capital Markets - 2.6%
17,300	Houlihan Lokey, Inc.	1,013,780
10,880	Intercontinental Exchange, Inc.	1,155,782
22,200	StoneCastle Financial Corp.	439,560
		2,609,122
Commercial Services & Supplies - 1.5%
16,180	Republic Services, Inc.	1,500,210
Electric Utilities - 4.8%
24,340	Dominion Energy, Inc.	1,909,230
10,570	NextEra Energy, Inc.	2,950,827
		4,860,057
Equity REITs - 7.3%
8,760	Alexandria Real Estate Equities, Inc.	1,475,009
51,055	Americold Realty Trust	1,957,959
8,445	Crown Castle International Corp.	1,378,646
9,655	Digital Realty Trust, Inc.	1,502,801
40,060	Four Corners Property Trust, Inc.	1,011,515
		7,325,930
Food & Staples Retailing - 2.1%
15,520	Wal-Mart Stores, Inc.	2,154,952
Health Care Providers & Services - 1.6%
5,085	UnitedHealth Group, Inc.	1,589,317
Household Products - 1.3%
16,985	Colgate-Palmolive Co.	1,346,231
IT Services - 5.3%
6,065	Accenture PLC (Ireland)	1,455,176
27,165	Booz Allen Hamilton Holding Corp.	2,392,150
19,890	Thomson Reuters Corp.	1,518,999
		5,366,325
Media - 1.1%
23,525	Comcast Corp.	1,054,155
Multiline Retail - 2.0%
10,020	Dollar General Corp.	2,022,837
Pharmaceuticals - 2.8%
9,590	Johnson & Johnson	1,471,202
36,410	Pfizer, Inc.	1,375,934
		2,847,136
Software - 3.0%
13,430	Microsoft Corp.	3,028,868
Technology Hardware, Storage & Peripherals - 2.6%
20,660	Apple, Inc.	2,665,966
	TOTAL COMMON STOCKS (Cost $33,280,572)	$42,424,454
Shares/ Principal		Fair Value
INVESTMENT COMPANIES - 29.8%
25,080	Communication Services Select Sector SPDR Fund	$1,586,561
66,845	Fidelity MSCI Consumer Discretionary Index ETF	4,335,567
47,195	Invesco Dynamic Credit Opportunities Fund	427,587
337,540	Invesco Preferred ETF	5,036,097
10,865	iShares Core U.S. Aggregate Bond ETF	1,286,090
51,395	iShares JP Morgan USD Emerging Markets Bond ETF	5,837,444
13,455	iShares MBS ETF	1,489,199
191,030	iShares Preferred & Income Securities ETF	7,010,801
72,550	Nuveen Credit Strategies Income Fund	442,555
40,820	Nuveen Mortgage and Income Fund	795,582
22,770	Vanguard Short-Term Corporate Bond ETF	1,891,959
	TOTAL INVESTMENT COMPANIES (Cost $29,160,071)	$30,139,442
CORPORATE BONDS - 19.4%
Biotechnology - 1.8%
	AbbVie, Inc.
1,245,000	2.90%, 11/06/2022	$1,309,835
	Amgen, Inc.
500,000	2.60%, 08/19/2026	549,403
		1,859,238
Capital Markets - 3.4%
	B Riley Financial, Inc.
11,000	6.50%, 09/30/2026	261,580
	Fidus Investment Corp.
20,330	6.00%, 02/15/2024	506,217
	Gladstone Capital Corp.
4,100	6.13%, 11/01/2023	103,074
	Gladstone Capital Corp.
20,760	5.38%, 11/01/2024	521,491
	Hercules Capital, Inc.
19,630	5.25%, 04/30/2025	507,632
	MVC Capital, Inc.
20,000	6.25%, 11/30/2022	504,464
	Saratoga Investment Corp.
20,245	6.25%, 08/31/2025	505,518
	TriplePoint Venture Growth BDC Corp.
20,385	5.75%, 07/15/2022	515,740
		3,425,716
Chemicals - 0.5%
	Air Products & Chemicals, Inc.
450,000	3.35%, 07/31/2024	494,924
Communications Equipment - 1.1%
	Cisco Systems, Inc.
975,000	3.63%, 03/04/2024	1,085,244

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
10

Hilton Tactical Income Fund

Schedule of Investments

August 31, 2020

Shares/ Principal		Fair Value
Food & Staples Retailing - 1.8%
	Costco Wholesale Corp.
535,000	2.30%, 05/18/2022	$553,967
	Walmart, Inc.
1,200,000	3.40%, 06/26/2023	1,301,514
		1,855,481
Interactive Media & Services - 1.1%
	Alphabet, Inc.
400,000	3.38%, 02/25/2024	441,424
	Alphabet, Inc.
700,000	1.10%, 08/15/2030	698,889
		1,140,313
Internet & Direct Marketing Retail - 0.7%
	Amazon.com, Inc.
145,000	3.80%, 12/05/2024	164,462
	Amazon.com, Inc.
500,000	0.80%, 06/03/2025	507,168
		671,630
Pharmaceuticals - 1.6%
	GlaxoSmithKline Capital PLC (United Kingdom)
1,070,000	2.85%, 05/08/2022	1,115,674
	Pfizer, Inc.
500,000	0.80%, 05/28/2025	505,795
		1,621,469
Semiconductors & Semiconductor Equipment - 2.3%
	Intel Corp.
1,025,000	3.10%, 07/29/2022	1,081,507
	Qualcomm, Inc. (b)
1,180,000	1.30%, 05/20/2028	1,185,219
		2,266,726
Software - 3.8%
	Microsoft Corp.
750,000	2.40%, 02/06/2022	771,722
	Microsoft Corp.
1,000,000	3.63%, 12/15/2023	1,101,125
	Oracle Corp.
680,000	2.50%, 10/15/2022	711,003
	salesforce.com, Inc.
1,165,000	3.25%, 04/11/2023	1,251,054
		3,834,904
Shares/ Principal		Fair Value
Technology Hardware, Storage & Peripherals - 1.3%
	Apple, Inc.
1,200,000	2.90%, 09/12/2027	$1,351,269
	TOTAL CORPORATE BONDS (Cost $18,934,861)	$19,606,914
PREFERRED STOCKS - 4.9%
Banks - 1.3%
	Pinnacle Financial Partners, Inc. (a)
19,000	6.75%, 09/01/2025	$508,820
	TriState Capital Holdings, Inc.
12,400	6.38%, 07/01/2024	297,600
	Wintrust Financial Corp. (a)
19,000	6.88%, 7/15/2025	505,210
		1,311,630
Capital Markets - 3.1%
	Atlantic Union Bankshares Corp. (a)
19,120	6.88%, 09/01/2025	501,709
	Ares Management Corp.
30,150	7.00%, 06/30/2021	790,533
	First Horizon National Corp.
19,000	6.63%, 08/01/2025	487,350
	Gladstone Investment Corp.
20,700	6.38%, 08/31/2025	502,596
	Oaktree Capital Group LLC
14,000	6.63%, 06/15/2023	386,960
	WesBanco, Inc. (a)
18,850	6.75%, 11/15/2025	495,755
		3,164,903
Equity REITs - 0.5%
	Gladstone Commercial Corp.
19,565	6.63%, 10/31/2024	496,364
	TOTAL PREFERRED STOCKS (Cost $4,756,325)	$4,972,897
	TOTAL INVESTMENTS - 96.1% (Cost $86,318,275)	$97,143,707
	Other Assets in Excess of Liabilities - 3.9%	3,994,471
	TOTAL NET ASSETS - 100.0%	$101,138,178

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." As of August 31, 2020, the value of this investment was $1,185,219 or 1.17% of total net assets.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
11

Hilton Tactical Income Fund

Schedule of Investments

August 31, 2020

REIT - Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLP ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
12

Statement of Assets and Liabilities

August 31, 2020

Hilton Tactical Income Fund
Assets:
Investments, at fair value (Note 2)	$97,143,707
Cash	3,800,476
Receivable for Fund shares sold	805,236
Dividends, interest and reclaims receivable	195,963
Prepaid expenses and other assets	24,976
Total Assets	101,970,358
Liabilities:
Payable for Fund shares redeemed	22,561
Payable for investment securities purchased	613,092
Due to Adviser, net (Note 4)	110,052
Accrued distribution expenses	1,031
Accrued expenses and other liabilities	85,444
Total Liabilities	832,180
Net Assets	$101,138,178
Net Assets Consist of:
Capital stock	$100,597,561
Total distributable earnings	540,617
Net Assets	$101,138,178
Cost of Investments	$86,318,275
Calculation of Net Asset Value Per Share:
Institutional Class Shares:
Net assets	$87,894,058
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	5,402,517
Net asset value, redemption price and offering price per share	$16.27
Investor Class Shares:
Net assets	$13,244,120
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	815,421
Net asset value, redemption price and offering price per share	$16.24

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
13

Statement of Operations

For the Year Ended August 31, 2020

Hilton Tactical Income Fund
Investment Income:
Dividend income (net of withholding tax of $8,946)	$3,450,993
Interest income	1,011,330
Total investment income	4,462,323
Expenses:
Investment advisory fees (Note 4)	1,146,514
Accounting fees	144,979
Professional fees	90,731
Reports to shareholders	41,597
Trustees' fees	39,052
Distribution expenses – Investor Class (Note 4)	37,831
State registration fees	37,178
Management service fees (Note 4)	34,181
Administration fees	20,969
Insurance fees	13,221
Other	18,728
Total expenses	1,624,981
Recoupment of expenses to Adviser (Note 4)	42,386
Less: Reimbursement of expenses from Adviser (Note 4)	(375,561)
Net expenses	1,291,806
Net investment income	3,170,517
Realized and unrealized gain (loss) on investments:
Net realized loss on:
Investments	(10,713,367)
Foreign currency	(15)
(10,713,382)
Capital gain distributions from regulated investment companies	37,378
Change in net unrealized depreciation on:
Investments	(2,547,358)
Foreign receivables	(14)
(2,547,372)
Net realized and unrealized loss	(13,223,376)
Net decrease in net assets resulting from operations	$(10,052,859)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
14

Statement of Changes in Net Assets

	Hilton Tactical Income Fund
	Year Ended August 31, 2020	Year Ended August 31, 2019
Increase (decrease) in net assets from:
Operations:
Net investment income	$3,170,517	$3,175,664
Net realized gain (loss)	(10,713,382)	1,143,180
Capital gain distributions from regulated investment companies	37,378	27,520
Change in net unrealized appreciation (depreciation)	(2,547,372)	4,342,731
Net increase (decrease) in net assets resulting from operations	(10,052,859)	8,689,095
Distributions to shareholders:
Net distributions to shareholders
Institutional Class Shares	(1,931,438)	(4,113,010)
Investor Class Shares	(228,922)	(383,930)
Return of capital
Institutional Class Shares	(2,170,643)	—
Investor Class Shares	(257,273)	—
Total distributions to shareholders	(4,588,276)	(4,496,940)
Capital share transactions:
Total increase (decrease) in net assets from net change in capital share transactions(a)	(26,711,499)	30,190,756
Total increase (decrease) in net assets	(41,352,634)	34,382,911
Net assets:
Beginning of year	142,490,812	108,107,901
End of year	$101,138,178	$142,490,812

(a)  Summary of capital share transactions is as follows:

	Hilton Tactical Income Fund
	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Value	Shares	Value
Shares sold
Institutional Class Shares	2,962,370	$49,788,048	2,537,945	$42,551,618
Investor Class Shares	479,617	7,631,525	616,977	10,143,143
Shares issued in reinvestment of distributions
Institutional Class Shares	227,843	3,757,493	230,926	3,803,317
Investor Class Shares	27,004	440,213	20,953	345,861
Shares redeemed
Institutional Class Shares	(5,028,633)	(78,057,559)	(1,416,047)	(23,643,604)
Investor Class Shares	(637,000)	(10,271,219)	(182,527)	(3,009,579)
Net increase (decrease)	(1,968,799)	$(26,711,499)	1,808,227	$30,190,756

The accompanying notes are an integral part of these financial statements.

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15

Financial Highlights

August 31, 2020

														RATIOS TO AVERAGE NET ASSETS[3]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund		Net Asset Value, End of Year/ Period	Total Return[2]	Net Assets, End of Year/ Period (,000)	Total Expenses	Net Expenses[4]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment	Portfolio Turnover Rate[5]
Hilton Tactical Income Fund
Institutional Class Shares
Year ended August 31, 2020	$17.41	$0.40	$(0.97)	$(0.57)	$(0.27)	$—	$(0.30)	$(0.57)	$	—[6]	$16.27	-3.26%	$87,894	1.18%	0.93%	2.40%	101%
Year ended August 31, 2019	16.95	0.46	0.66	1.12	(0.47)	(0.19)	—	(0.66)		—[6]	17.41	6.92%	126,052	1.26%	0.98%	2.74%	63%
Year ended August 31, 2018	16.22	0.44	0.79	1.23	(0.50)	—	—	(0.50)		—[6]	16.95	7.73%	99,807	1.26%	1.00%	2.65%	64%
Year ended August 31, 2017	15.75	0.46	0.53	0.99	(0.49)	—	(0.03)	(0.52)		—[6]	16.22	6.39%	98,451	1.05%	1.05%	2.85%	61%
Year ended August 31, 2016	15.02	0.41	0.99	1.40	(0.46)	—	(0.21)	(0.67)		—[6]	15.75	9.60%	59,771	1.05%	1.05%	2.70%	84%
Investor Class Shares
Year ended August 31, 2020	17.38	0.34	(0.95)	(0.61)	(0.25)	—	(0.28)	(0.53)		—[6]	16.24	-3.49%	13,244	1.42%	1.18%	2.06%	101%
Year ended August 31, 2019	16.93	0.41	0.66	1.07	(0.43)	(0.19)	—	(0.62)		—	17.38	6.61%	16,439	1.51%	1.23%	2.44%	63%
June 30, 2018[8] to August 31, 2018	16.51	0.05	0.41	0.46	(0.04)	—	—	(0.04)		—	16.93	2.78%	8,300	1.58%	1.23%	1.84%	64%
September 1, 2017 to June 29, 2018[8]	16.20	0.35	0.39	0.74	(0.43)	—	—	(0.43)		—	16.51	4.57%	5,415	1.49%	1.26%	2.53%	64%
Year ended August 31, 2017[9]	15.73	0.42	0.53	0.95	(0.45)	—	(0.03)	(0.48)		—[6]	16.20	6.14%	5,016	1.30%	1.30%	2.60%	61%
Year ended August 31, 2016[9]	15.00	0.37	0.99	1.36	(0.43)	—	(0.20)	(0.63)		—	15.73	9.32%	1,790	1.30%	1.30%	2.45%	84%

1  Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each year/period.

2  All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.

3  For periods of less than one year, these ratios are annualized.

4  Net expenses include effects of any reimbursement or recoupment.

5  Portfolio turnover rate is not annualized and is calculated without regard to short-term securities having a maturity of less than one year.

6  Amount is less than $0.005.

7  Portfolio turnover excludes the purchase and sales of the Hilton Yield Plus Fund prior to the reorganization on December 15, 2014. If these transactions were included, portfolio turnover would have been higher.

8  Class A Shares were redesignated as Investor Class Shares on June 30, 2018.

9  For the period from June 1, 2015 to June 29, 2018, this share class was referred to as Class A Shares.

The accompanying notes are an integral part of these financial statements.

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16

Direxion Funds

Notes to the Financial Statements

August 31, 2020

1.  ORGANIZATION

Direxion Funds (the "Trust") was organized as a Massachusetts Business Trust on June 6, 1997, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 14 series, of which one is included in this report: the Hilton Tactical Income Fund (the "Fund"). The Fund is a diversified series of the Trust pursuant to the 1940 Act. The Fund was formerly known as the Hilton Yield Plus Fund (the "Predecessor Fund") and was formerly a series of the Managed Portfolio Series Trust, which commenced operations on September 16, 2013. On December 5, 2014, substantially all of the assets of the Predecessor Fund, were transferred to the Fund in a tax-free reorganization, which was approved by shareholders of the Predecessor Fund (the "Reorganization"). Hilton Capital Management, LLC ("Hilton") previously served as the investment adviser to the Predecessor Fund. After the Reorganization, Rafferty Asset Management, LLC serves as the Fund's investment adviser (the "Adviser") and Hilton serves as the Fund's subadviser ("Subadviser"). On June 30, 2018, the Fund redesignated all of the Fund's outstanding Class A shares as Investor Class shares and converted all of the Fund's outstanding Class C shares to Investor Class shares. This conversion and redesignation were tax-free events for shareholders. As a result after this conversion and redesignation, the Fund currently offers Investor Class and Institutional Class shares. Institutional Class shares are made available through investment advisers, banks, trust companies or authorized representatives without a sales charge.

The Fund primarily seeks income with a secondary investment objective of capital appreciation consistent with the preservation of capital. The Fund pursues its investment objective by utilizing an investment strategy that employs a disciplined approach to balancing fixed income investments with historically higher income producing equity securities, with a focus on minimizing absolute risk and volatility. The Subadviser attempts to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that also offer the potential for capital appreciation. These securities may include common and preferred stocks of any capitalization, master limited partnerships ("MLPs"), real estate investment trusts ("REITS"), and a variety of debt instruments of any maturity, including corporate bonds, exchange-traded notes, municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. Government or its agencies.

The Trust has evaluated the structure, objective and activities of the Fund and determined that it meets the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services Investment Companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") of the Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for business. The value of all portfolio securities and other assets held by the Fund will be determined as of the time the Fund calculates its NAV, 4:00 p.m. Eastern Time ("Valuation Time"). Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end funds, MLPs and REITs and over-the-counter securities are valued at their last sales price or, if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Investments in open-end mutual funds, including money market funds, are valued at their respective quoted NAV on the valuation date. Asset-backed securities, convertible bonds and corporate bonds are valued using the mean between the closing bid and ask price furnished by an independent pricing service. Securities for which reliable market quotations are not readily available, the Fund's pricing service does not provide a valuation for such securities, the Fund's pricing service provides valuation that in the judgment of the Adviser does not represent fair value, or the Fund or Adviser believes the market price is stale, are fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

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17

b) Investment Transactions – Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

c) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for Federal income taxes has been made.

d) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Distributions received from investments in MLPs generally are comprised of ordinary income, capital gains and return of capital from the MLPs. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their respective tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end. The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the year ended August 31, 2020, the Fund has estimated approximately 100% of the distributions from MLPs to be return of capital. Expenses are computed based on the Fund's respective average daily net assets. Other than class specific expenses, income and expenses are allocated to each class of shares based upon relative net assets. For an additional discussion on expenses, refer to Note 4.

e) Foreign Currency – Certain assets, such as receivables for foreign dividends and foreign tax reclaims, denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Foreign dividend income denominated in foreign currencies is translated into U.S. Dollar amounts on the respective dates of such transactions. Realized gains or losses on foreign currency exchange are presented on the Statement of Operations as realized gain or loss on foreign currency and arise from the difference between the amounts of foreign dividends recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign currency exchange gains and losses are presented on the Statement of Operations as unrealized appreciation or deprecation on foreign receivables and arise from changes in the value of foreign tax reclaim receivables resulting from changes in the exchange rate.

f) Risks of Investing in Foreign Securities – Investment in foreign securities involve greater risk than investing in domestic securities. As a result, a Fund's returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

g) Distributions to Shareholders – The Fund will make distributions of net investment income, if any, monthly. The Fund will also distribute net realized capital gains, if any, annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions during the years ended August 31, 2020 and August 31, 2019, were as follows:

	Year Ended August 31, 2020	Year Ended August 31, 2019
Distributions paid from:
Ordinary Income	$2,160,360	$3,263,368
Long-Term Capital Gains	—	1,233,572
Return of Capital	2,427,916	—
Total Distributions paid	$4,588,276	$4,496,940

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18

The Fund is designating as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2020. To the extent necessary to fully distribute such capital gains, the Fund is also designating earnings and profits distributed to shareholders on the redemption of shares.

As of August 31, 2020, the components of accumulated earnings/losses of the Fund on a tax basis were as follows:

Tax cost of investments	$86,351,589
Gross unrealized appreciation	11,411,091
Gross unrealized depreciation	(618,973)
Net unrealized appreciation/(depreciation)	$10,792,118
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gain/(loss)	(10,251,501)
Total accumulated earnings/(losses)	$540,617

The difference between book cost of investments and tax cost of investments is attributable primarily to return of capital distributions from common stock and the tax deferral of losses on wash sales.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for total distributable earnings and capital stock under GAAP and tax reporting:

Total Distributable Earnings/(Loss)	Capital Stock
$624	$(624)

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2020, the permanent differences primarily relate to nondeductible partnership expenses.

In order to meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually net capital gains realized during a twelve-month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of its fiscal year, August 31, 2020. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of its fiscal year, August 31, 2020. For the year ended August 31, 2020, the Fund deferred no qualified late year losses.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term. As of August 31, 2020, the Fund had short-term and long-term capital loss carryforwards on a tax basis of $6,729,921 and $3,521,580, respectively.

The Fund follows authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and concluded that there is no effect to the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During this period, the Fund did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2020, open Federal and state income tax years include the tax years ended August 31, 2017 through August 31, 2020. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

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19

h) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INVESTMENT TRANSACTIONS

During the year ended August 31, 2020, the aggregate purchases and sales of investments (excluding short-term investments) in the Fund were $127,453,619 and $152,487,910, respectively. There were no investments in long-term U.S. Government securities during the year ended August 31, 2020.

4.  INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

Investment Advisory Agreement: The Fund has entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to the Fund's average daily net assets at an annual rate of 0.79%. Prior to March 1, 2020, this rate was 0.90%.

In addition, the Adviser has entered into a sub-advisory agreement with Hilton, whereby the Subadviser will provide investment management and asset allocation advice to the Fund. The Adviser pays, out of the management fees it receives from the Fund, a fee for these sub-advisory services.

Management Services Agreement: The Fund has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Fund pays the Adviser a management service fees of 0.026% on the first $10,000,000,000 of the Fund's daily net assets and 0.024% on assets in excess of $10,000,000,000.

Operating Expense Limitation Agreement: The Fund is responsible for its own operating expenses. Under the Operating Expense Limitation Agreement the Adviser has contractually agreed to cap all or a portion of the expenses for each Share Class based on an annual rate of 1.12% for Investor Class Shares and 0.87% for Institutional Class Shares applied to the Fund's average daily net assets. Prior to March 1, 2020, this rate was 1.23% for the Investor Class Shares and 0.98% for the Institutional Class Shares, respectively.

Any expense cap is subject to reimbursement by the Fund within the following three years only if overall expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupments by the Adviser.

		Potential Recoupment Amounts Expiring:			Total Potential
Expenses Recouped	Expenses Reimbursed	August 31, 2021	August 31, 2022	August 31, 2023	Recoupment Amount
$42,386	$375,561	$226,737	$326,237	$375,561	$928,535

The net amount payable arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of August 31, 2020 is presented on the Statement of Assets and Liabilities as Due to Adviser, net.

Distribution Expenses: Shares of the Fund are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets. The Investor Class shares of the Fund currently pays 0.25% of its average daily net assets. The Institutional Class shares of the Fund do not pay a 12b-1 fee. The Fund does not charge a shareholder service fee.

Rafferty Capital Markets, LLC (the "Distributor") serves as principal underwriter of the Fund and acts as the Fund's distributor in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

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20

5.  VALUATION MEASUREMENTS

The Fund follows authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs including the Fund's own assumptions about the assumptions in determining fair value of investments

To the extent that equity securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean price is used, these securities are categorized in Level 2 of the fair value hierarchy. Asset-backed securities, convertible bonds and corporate bonds are generally categorized in Level 2 of the fair value hierarchy. Investments in other mutual funds are categorized as Level 1 in the hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those financial instruments.

The following is a summary of the inputs used to value the Fund's securities as of August 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$42,424,454	$—	$—	$42,424,454
Investment Companies	30,139,442	—	—	30,139,442
Corporate Bonds	—	19,606,914	—	19,606,914
Preferred Stocks	4,972,897	—	—	4,972,897

For further detail on each asset class, see Schedule of Investments.

The Fund follows authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reasons(s) for the transfers, and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

6.  MARKET DISRUPTION RISK

Geopolitical and other events, including public health crises and natural disasters, have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit the Fund's ability to sell securities and the Fund's sales may exacerbate the market volatility and downturn. Under such circumstances, the Fund may have difficulty achieving its investment objective. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including shares of ETFs) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security.

The recent pandemic spread of the novel coronavirus known as COVID-19 has proven to be a market disrupting event. The impact of this virus, like other pandemics that may arise in the future, has negatively affected and may continue to negatively affect the economies of many nations, companies and the global securities and commodities markets, including by reducing liquidity in the markets. Adverse effects may be more pronounced for developing or emerging market countries that have

DIREXION ANNUAL REPORT
21

less established health care systems. How long such events will last and whether they will continue or recur cannot be predicted.

7.  RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has assessed these changes and concluded these changes do not have a material impact on the Fund's financial statements.

8.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

The Fund paid an income distribution to the Investor Class in the amount of $0.0480 per share, and to the Institutional Class in the amount of $0.0510 per share, with a record date of August 31, 2020 and ex-date and payable date of September 1, 2020.

The Fund paid an income distribution to the Investor Class in the amount of $0.0376 per share, and to the Institutional Class in the amount of $0.0410 per share, with a record date of September 30, 2020 and ex-date and payable date of October 1, 2020.

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22

Direxion Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Hilton Tactical Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hilton Tactical Income Fund (the "Fund")) (one of the funds constituting Direxion Funds ("the Trust"), including the schedule of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Direxion Funds) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
October 27, 2020

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23

Direxion Funds

Supplemental Information (Unaudited)

For the year ended August 31, 2020, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of dividends declared from ordinary income designated as qualified income was 82.70% for the Fund.

For corporate shareholders, the amount of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2020 was 78.55% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00% for the Fund.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

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24

Direxion Funds

Investment Advisory and Subadvisory Agreement Approvals (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Funds (the "Trust") annually considers the renewal of the Amended & Restated Investment Advisory Agreement (the "Advisory Agreement") between Rafferty Asset Management, LLC (the "Advisor") and the Trust and the Subadvisory Agreement (collectively, the "Agreements") between the Advisor and Hilton Capital Management, LLC (the "Subadvisor") on behalf of the Hilton Tactical Income Fund (the "Fund"), a series of the Trust.

At a meeting held on August 20, 2020, following such consideration, the Board, including the trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor, on behalf of the Fund. The Independent Trustees had previously considered information pertaining to the renewal of the Agreements outside the presence of the Advisor's representatives and Fund management in executive sessions held on August 4, 2020 and August 20, 2020. The Board, including the Independent Trustees, determined that the terms of the Agreements for the Fund were fair and reasonable and in the best interests of shareholders.

In considering whether to renew the Agreements, the Board requested, and the Advisor and Subadvisor provided, information that the Board, Advisor, and Subadvisor believed to be reasonably necessary to evaluate the Agreements. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Advisor and Subadvisor for the Fund;

•  The Advisor's and Subadvisor's Form ADV;

•  Biographies of employees primarily responsible for providing investment advisory services;

•  Information regarding each component of the contractual fee rates for the prior fiscal year, including the contractual fee limitations provided by the Operating Expense Limitation Agreement;

•  Information regarding advisory fees earned and waivers made by the Advisor in connection with providing services to the Fund;

•  Information regarding fees paid to the Advisor under, and an evaluation of, the Management Services Agreement;

•  Performance information for prior periods;

•  Comparative industry fee and performance data;

•  Information regarding the financial condition, resources and expertise of both the Advisor and Subadvisor; and

•  Information regarding how the Advisor monitors the Fund's compliance with regulatory requirements and Trust procedures.

The Board considered that they had also received information relevant to their consideration since the Fund's inception and, most recently, throughout the past year at regular Board meetings in connection with their oversight of the Fund, including information bearing on the Fund's service provider arrangements and performance results. The Board received a memorandum from counsel regarding the responsibilities of the Board with respect to the approval of the Agreements and participated in a question and answer session with representatives of the Advisor. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreements and each Trustee may have afforded different weight to the various factors. The Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to the Advisor, and the profitability of the advisory business to the Subadvisor; (4) the extent to which economies of scale might be realized as the Fund grows; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by the Advisor and by the Subadvisor, with other clients (such as other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by the Advisor or Subadvisor from its relationship with the Fund.

DIREXION ANNUAL REPORT
25

Direxion Funds

Investment Advisory and Subadvisory Agreement Approvals (Unaudited)

Nature, Extent and Quality of Services Provided. The Board reviewed, among other things, the Advisor's and the Subadvisor's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of their investment strategies, brokerage practices, and the adequacy of their compliance systems and process. The Board reviewed the scope of services to be provided by the Advisor and Subadvisor under the Agreements and noted there would be no significant differences between the scope of services provided by the Advisor and the Subadvisor in the past year and those to be provided in the upcoming year. The Board also considered the Advisor's representations that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Fund in the past, and whether those services remain appropriate in scope and extent in light of the Fund's operations, the competitive landscape of the investment company business and investor needs. The Board focused on the quality of the Advisor's and Subadvisor's personnel and operations and the systems and processes required to manage the Fund effectively, and noted that these systems and processes may not be present at other investment advisers. In particular, the Board considered: (1) the Advisor's and Subadvisor's success in achieving the Fund's investment objective; (2) the size and experience of the Advisor's and Subadvisor's portfolio management staff; and (3) the portfolio management staff's credentials and expertise specific to the Fund's investment objective and strategies and the Subadvisor's ability to recruit, train and retain personnel with the relevant experience to manage the Fund. The Board considered that the Advisor oversees all aspects of the operation of the Fund, including oversight of the Fund's service providers and Subadvisor, and provides compliance services to the Fund.

In considering the nature, extent and quality of the services to be provided under the Subadvisory Agreement by the Subadvisor, the Board noted that such services will include, but are not limited to, the following: (1) investing the Fund's assets consistent with the Fund's investment objective and policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) maintaining the required books and records for transactions affected by Subadvisor on behalf of the Fund; and (4) selecting broker-dealers to execute orders on behalf of the Fund. The Board also considered the Subadvisor's affiliation with the Advisor.

The Board considered that the Advisor oversees the operation of the Fund, including oversight of the Subadvisor and the Fund's other service providers, and provides compliance services to the Fund. With regard to compliance services in particular, the Board noted that it annually reviews each of the Advisor's and Subadvisor's compliance program as it pertains to the Fund. In addition, the Board noted that the Advisor conducts reviews of the Fund's holdings and other operations.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Fund and the subadvisory fee rate payable to the Subadvisor by the Advisor in light of the investment advisory services provided by both the Advisor and the Subadvisor. The Board reviewed information prepared by the Advisor, using data provided by Morningstar, Inc. to compare the Fund's actual advisory fees, expense limitation levels, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted that an independent consultant reviewed the Peer Group selection methodology and the Peer Group in the prior year and the selection methodology utilized was the same as the methodology that was reviewed in the prior year.

The comparison reports provided to the Board included the advisory fee and net and gross total expense ratios, less any Rule 12b-1 fees and shareholder services fees for the Fund and each Peer Group fund. The Board considered that the Advisor had agreed to limit the total expenses of the Fund (subject to certain exclusions) for the next fiscal year by contractually agreeing to pay certain expenses of the Fund under a separate Operating Expense Limitation Agreement.

Performance of the Fund. The Board considered the performance information for the Fund and compared it to the returns of funds included in the Peer Group and focused on the year-to-date and one-year performance of the Fund and the Peer Group. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board evaluated the performance of the Fund relative to: (1) returns of its benchmark index for the year-to-date, one-year, three-year and five-year periods ended June 30, 2020; and (2) returns of the Peer Group for the year-to-date, one-year, three-year and five-year periods ended June 30, 2020. The Board noted that the same Peer Group was used to evaluate both performance and the advisory fees paid by the Fund.

DIREXION ANNUAL REPORT
26

Direxion Funds

Investment Advisory and Subadvisory Agreement Approvals (Unaudited)

Costs of Services Provided to the Fund and Profits Realized by the Advisor. The Board reviewed information about the profitability of the Advisor and Subadvisor based on the fee rates payable under the Agreements. This included a review of information regarding the direct revenue received by the Advisor and Subadvisor and ancillary revenue, if any, received by the Advisor, Subadvisor and/or their affiliates in connection with the services provided to the Fund by the Advisor and Subadvisor. The Board considered information regarding the Advisor's and Subadvisor's profit margin as reflected in profitability analyses, as well as information provided by the Advisor concerning the methodology used to allocate various expenses, which was the same methodology used in the prior year's profitability analysis. The Board also considered the significant drivers of cost for the Advisor including, but not limited to, intellectual capital, regulatory compliance, and entrepreneurial risk and considered the costs that investors would likely incur if they independently sought to achieve the investment objective of the Fund. The Advisor also provided the Board a report on other investment advisors' profitability, which was compiled using publicly available information. However, the Board recognized that it is difficult to compare profitability among investment advisory contracts because the most useful comparative information generally is not publicly available. To the extent such information is available, it is affected by numerous factors, including the nature of a fund's shareholder base, the structure of the particular advisor, the types of funds it manages, its business mix, assumptions regarding allocations and the reporting of operating profits and net income (rather than gross) net of distribution and marketing expenses.

Economies of Scale. The Board considered the absence of breakpoints in the Advisor's fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Fund's net assets. In light of the relatively small size of the Fund, the Board concluded that the Fund has not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board noted that it will continue to monitor fees and expenses as the Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits. The Board considered any indirect or "fall-out" benefits that the Advisor or its affiliates may derive from their relationship to the Fund. Such benefits include the Advisor's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Funds pay a management services fee to the Adviser. In addition, the Board considered that the Subadvisor benefits from increased recognition in the marketplace due to the co-branded Fund.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreements for the Fund were fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rate to be paid, the Advisor's and Subadvisor's expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Accordingly, the Board concluded that the continuation of the Agreements were in the best interests of the shareholders of the Fund. On this basis, the Board unanimously voted in favor of the renewal of the Agreements.

DIREXION ANNUAL REPORT
27

Direxion Funds

Board Review of Liquidity Risk Management Program (Unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule") to promote effective liquidity risk management throughout the open-end investment company industry.

The Board of Trustees (the "Board") of the Direxion Shares ETF Trust, on behalf of the series of the Direxion Shares ETF Trust (the "Funds"), met on November 26, 2019 to review the liquidity risk management program (the "Liquidity Program"). The Board has appointed Rafferty Asset Management, LLC, the investment advisor to the Funds as the Liquidity Program administrator of each Fund's Liquidity Program. At the meeting, Rafferty Asset Management, LLC provided the Board with a report that addressed the operation of the Funds' Liquidity Program and assessed the adequacy and effectiveness of the implementation of the Liquidity Program, including:

•  The Liquidity Program supported each Fund's ability to meet redemption requests timely;

•  The Liquidity Program supported Rafferty Asset Management, LLC's management of each Fund's liquidity, including during periods of market volatility and net redemptions;

•  No material liquidity issues were identified during the report period;

•  There were no material changes to the Liquidity Program during the report period; and

•  The Liquidity Program operated adequately during the report period.

The report covered the period from December 1, 2018 through October 31, 2019. The report also described the Liquidity Program's liquidity classification methodology for categorizing each Fund's holdings (including derivative transactions) into one of four liquidity buckets as required by the Liquidity Rule. The report provided to the Board stated that the Liquidity Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

DIREXION ANNUAL REPORT
28

Direxion Funds

Trustees and Officers

The business affairs of the Fund are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set below. The report includes additional information about the Fund's Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 52	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019; Direxion Advisors, LLC, November 2017 – January 2019.	136	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 76	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	136	None.
David L. Driscoll Age: 51	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	136	None.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 94 of the 122 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
29

Direxion Funds

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Jacob C. Gaffey Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	136	None.
Henry W. Mulholland Age: 57	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	136	None.
Kathleen M. Berkery(3) Age: 53	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Rynkar, Vail & Barrett, LLC, since 2018 as Manager – Trusts & Estates; Lee, Nolan & Koroghlian Life Planning Group, 2010 – 2017 as Financial Advisor	136	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 94 of the 122 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

(3)  Ms. Berkery was elected as a Trustee on November 26, 2019.

DIREXION ANNUAL REPORT
30

Direxion Funds

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 51	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007 – April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 47	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 44	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 94 of the 122 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 14 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

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DIREXION ANNUAL REPORT
34

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

Investment Advisor

Rafferty Asset Management, LLC
1301 Avenue of the Americas
28th Floor
New York, NY 10019

Sub-Advisor

Hilton Capital Management, LLC
1010 Franklin Avenue
Garden City, NY 11530

Administrator, Transfer Agent, Dividend Paying
Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South Sixth Street
Minneapolis, MN 55402

Distributor

Rafferty Capital Markets, LLC
1010 Franklin Ave., 3rd Floor
Garden City, NY 11530

The Trust's Proxy Voting Policies are available without charge by calling 1-800-850-0511, or by accessing the SEC's website at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 is available without charge by calling 1-800-850-0511, or by accessing the SEC's website at www.sec.gov.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Fund's Part F of Form N-PORT (and Form N-Q prior to February 28, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

1301 Avenue of the Americas (6th Avenue), 28th Floor | New York, New York 10019 | (800) 851-0511

www.direxioninvestments.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2020	FYE 8/31/2019
Audit Fees	$361,185	$361,185
Audit-Related Fees	—	—
Tax Fees	$89,236	$89,236
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2020	FYE 8/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2020	FYE 8/31/2019
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Funds

By (Signature and Title)	/s/ Patrick Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	11/2/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	11/2/2020

By (Signature and Title)	/s/ Patrick Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	11/2/2020